J. Ronald Trost  (JT-4745)
Kelley A. Cornish  (KC-0754)
Shalom L. Kohn  (SK-2626)
Elizabeth R. McColm  (EM-8532)
SIDLEY AUSTIN BROWN & WOOD LLP
787 Seventh Avenue
New York, New York  10019
Telephone:  (212) 839-5300

Counsel for Debtors and Debtors-in-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - -    x
                                                 :   Chapter 11
                                                 :
In re                                            :   Case Nos. 01-41643 (RLB)
                                                 :   through   01-41680 (RLB)
     THE WARNACO GROUP, INC., et al.,            :
                              -- ---
                                                 :   (Jointly Administered)
                     Debtors.                    x
- - - - - - - - - - - - - - - - - - - - - - -



             JOINT PLAN OF REORGANIZATION OF THE WARNACO GROUP, INC.
              AND ITS AFFILIATED DEBTORS AND DEBTORS IN POSSESSION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE






                             Dated: October 1, 2002

                                TABLE OF CONTENTS


                                                                                                    Page
                                                                                                    ----
INTRODUCTION.........................................................................................2


ARTICLE I                                                                                            3

DEFINITIONS AND INTERPRETATION.......................................................................3


ARTICLE II                                                                                          13

CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS................................................13

         2.1.     Administrative Claims.............................................................13
         2.2.     Priority Tax Claims...............................................................14
         2.3.     DIP Facility Claim................................................................14
         2.4.     Class 1 -- Priority Non-Tax Claims................................................14
         2.5.     Class 2 -- Senior Secured Bank Claims.............................................15
         2.6.     Class 3 -- GE Capital Secured Claims Under the 1997 MLA...........................15
         2.7.     Class 4 -- Other Secured Claims...................................................16
         2.8.     Class 5 -- Unsecured Claims.......................................................16
         2.9.     Class 6 -- TOPrS Claims...........................................................16
         2.10.    Class 7 -- Intercompany Claims....................................................17
         2.11.    Class 8 -- Common Stock Claims and Interests......................................17

ARTICLE III                                                                                         17

TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES...............................................17

         3.1.     Rejected Contracts and Leases.....................................................17
         3.2.     Assumed Contracts and Leases......................................................18
         3.3.     Miscellaneous.....................................................................18
         3.4.     Payments Related to Assumption of Executory Contracts and Unexpired Leases........19
         3.5.     Post-Petition Contracts and Leases................................................19
         3.6.     Rejection Damages Bar Date........................................................19

ARTICLE IV                                                                                          19

CONDITIONS PRECEDENT................................................................................19

         4.1.     Conditions to Occurrence of Effective Date........................................19
         4.2.     Waiver of Conditions to Consummation..............................................19
         4.3.     Non-consensual Confirmation.......................................................20



ARTICLE V                                                                                           20

IMPLEMENTATION OF PLAN..............................................................................20

         5.1.     Pre-Effective Date Management and Operation of Debtors............................20
         5.2.     Post-Effective Date Committee; Dissolution of Committee...........................20
         5.3.     Pre-Effective Date Injunctions or Stays...........................................21
         5.4.     Merger of Certain Debtors.........................................................21
         5.5.     Amended Certificates of Incorporation and Bylaws..................................22
         5.6.     Post-Effective Date Management and Operation of Reorganized Debtors...............22
         5.7.     Exit Financing Facility...........................................................22
         5.8.     Issuance of New Warnaco Senior Subordinated Notes.................................22
         5.9.     Issuance of New Warnaco Common Shares.............................................22
         5.10.    Transfer of Intercompany Claims...................................................23
         5.11.    Management Stock Incentive Program and Confirmation Bonuses.......................23
         5.12.    Rights Plan.......................................................................23
         5.13.    Registration Rights Agreement.....................................................23
         5.14.    Effectuating Documents; Further Transactions......................................23
         5.15.    Exemption From Certain Transfer Taxes.............................................23
         5.16.    Continuation of Warnaco Pension Plan..............................................24
         5.17.    Employment, Retirement, and Incentive Compensation Plans and Programs.............24

ARTICLE VI                                                                                          24

DISTRIBUTIONS AND CLAIMS ALLOWANCE..................................................................24

         6.1.     Cash Distributions................................................................24
         6.2.     Distributions to Holders of Senior Secured Bank Claims............................24
         6.3.     Distributions to Holders of Allowed Unsecured Claims..............................25
         6.4.     Distributions to Holders of TOPrS Claims, If Any..................................25
         6.5.     Miscellaneous Distribution Provisions.............................................26
         6.6.     Procedure For Determination of Claims and Interests...............................28

ARTICLE VII                                                                                         28

EFFECT OF THIS PLAN ON CLAIMS AND INTERESTS.........................................................28

         7.1.     Revesting of Assets...............................................................28
         7.2.     Discharge of Claims and Termination of Interests..................................28
         7.3.     Injunctions.......................................................................29
         7.4.     Limitation of Liability...........................................................30
         7.5.     Releases..........................................................................30
         7.6.     Retention and Enforcement, and Release, Of Causes Of Action.......................31


ARTICLE VIII                                                                                        32

MISCELLANEOUS PROVISIONS............................................................................32

         8.1.     Retention of Jurisdiction.........................................................32
         8.2.     Terms Binding.....................................................................33
         8.3.     Successors and Assigns............................................................33
         8.4.     Confirmation Order and Plan Control...............................................33
         8.5.     Governing Law.....................................................................33
         8.6.     Severability......................................................................34
         8.7.     Incorporation by Reference........................................................34
         8.8.     Modifications to this Plan........................................................34
         8.9.     Revocation, Withdrawal or Non-Consummation........................................34
         8.10.    Notice............................................................................34


         The Warnaco Group, Inc. ("Group"), together with certain of its direct and indirect subsidiaries, 184 Benton Street Inc., A.B.S. Clothing Collection, Inc., Abbeville Manufacturing Company, AEI Management Corporation, Authentic Fitness Corporation, Authentic Fitness On-Line, Inc., Authentic Fitness Products Inc., Authentic Fitness Retail Inc., Blanche, Inc., CCC Acquisition Corp., CCC Acquisition Realty Corp., C.F. Hathaway Company, Calvin Klein Jeanswear Company, CKJ Holdings, Inc., CKJ Sourcing, Inc., Designer Holdings Ltd., Gregory Street, Inc., Jeanswear Holdings, Inc., Kai Jay Manufacturing Company, Myrtle Avenue, Inc., Outlet Holdings, Inc., Outlet Stores, Inc., Penhaligon's by Request, Inc., Rio Sportswear, Inc., Ubertech Products, Inc., Ventures Ltd., Warmana Limited, Warnaco Inc., Warnaco International, Inc., Warnaco International, LLC, Warnaco Men's Sportswear Inc., Warnaco of Canada Company, Warnaco Puerto Rico, Inc., Warnaco Sourcing Inc., Warnaco U.S. Inc., Warnaco Ventures Ltd., Warner's De Costa Rica Inc., each a debtor and debtor-in-possession herein (collectively, the "Debtors"), hereby propose the following Joint Plan of Reorganization (the "Plan").

                                  INTRODUCTION

         In general, this Plan provides for the substantive consolidation of all of the Debtors for voting and distribution purposes, and provides for the Debtors' reorganization pursuant to the terms of this Plan. This Plan contemplates the payment in full in cash of all administrative claims (other than such claims held by the Debtors' pre-petition secured lenders granted as adequate protection) and priority claims against the Debtors, and the repayment in full in cash of outstanding amounts, if any, under the Debtors' post-petition financing facility. Furthermore, this Plan provides for the treatment of allowed claims against, and interests in, the Debtors as follows:

         o With respect to the Debtors' pre-petition secured lenders (a) payment in Cash of the Original Foreign Facility Guaranty Claims,(1)
            (b) distribution of new senior subordinated notes of Reorganized Warnaco in the principal amount of $200 million and (c) distribution of 96.263% of newly issued common stock of Reorganized Warnaco, subject to dilution in respect of new common stock to be issued to management of Reorganized Warnaco under a stock incentive plan, plus, in the event holders of TOPrS Claims receive no distribution pursuant to Section 2.9.(B) of this Plan, an additional 0.581% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above;

         o With respect to each holder of an allowed unsecured claim other than a TOPrS Claim, distribution of its pro rata share of 2.549% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above, plus, in the event holders of TOPrS Claims receive no distribution pursuant to Section 2.9.(B) of this Plan, an additional 0.015% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above;







--------------------
(1) Capitalized terms used in this introductory section are defined in Article I of this Plan.

         o With respect to TOPrS Claims, distribution of 0.596% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above, in full satisfaction of any and all TOPrS Claims, unless the holder(s) of such Claims votes to reject this Plan or objects to confirmation of this Plan, in which case there will be no distribution on account of such claims; and

         o No distributions on account of common stock issued by Group, including claims arising out of or with respect to such common stock interests.

         Reference is made to the Disclosure Statement accompanying this Plan, including the exhibits thereto, for a discussion of the Debtors' history, business, properties, results of operations, and projections for future operations and risk factors, together with a summary and analysis of this Plan. All creditors entitled to vote on this Plan are encouraged to consult the Disclosure Statement and to read this Plan carefully before voting to accept or reject this Plan.

                  NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE BANKRUPTCY COURT, HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS PLAN.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION


         A. Definitions. The following terms (which appear in this Plan as capitalized terms) shall have the meanings set forth below. A term used in this Plan and not defined in this Plan but that is defined in the Code has the meaning set forth in the Code.

         1.1. "1997 MLA" means the Master Lease Agreement, dated as of October 21, 1997, between Warnaco Inc. and GE Capital for itself and other participants.

         1.2. "Administrative Agent" means the administrative agent as defined in each of the Pre-Petition Facility and Intercreditor Agreements.

         1.3. "Administrative Claim" means a Claim to the extent that it is of the kind described in Section 503(b) of the Code and is entitled to priority under Section 507(a)(1) or 507(b) of the Code, including, without limitation,
(a) any actual and necessary expenses of preserving the Estate, (b) any actual and necessary expenses of operating the business of the Debtors, (c) any actual indebtedness or obligations incurred or assumed by the Debtors during the pendency of the Cases in connection with the conduct of their business, (d) any actual expenses necessary or appropriate to facilitate or effectuate this Plan,
(e) any amount required to be paid under Section 365(b)(1) of the Code in connection with the assumption of executory contacts or unexpired leases, (f) all allowances of compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under Sections 330(a), 331 or 503(b)(2), (3),
(4) or (5) of the Code, (g) Claims with respect to the Alvarez Incentive Bonus and (h) all fees and charges payable pursuant to Section 1930 of title 28 of the United States Code.

         1.4. "Allowed Claim" means a Claim or any portion thereof without duplication, (a) that has been allowed by a Final Order or by this Plan, (b) as to which, on or by the Effective Date, (i) no proof of claim has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is listed in the Schedules, other than a Claim that is listed in the Schedules at zero, in an unknown amount, or as disputed, (c) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court in accordance with Bankruptcy Rule 3003(c)(3) and pursuant to the Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by this Plan, the Code or by any order of the Bankruptcy Court or (ii) any objection to its allowance or classification has been settled, abandoned, waived, withdrawn, or has been denied by a Final Order, (d) that is expressly allowed in a liquidated amount in this Plan or (e) arises from the recovery of property under Sections 550 or 553 of the Code and is allowed in accordance with Section 502(h) of the Code.

         1.5. "Alvarez Agreement" means that certain Amended Employment Agreement dated as of June 11, 2001 and approved by order of the Bankruptcy Court dated February 21, 2002 between Group and Antonio C. Alvarez II.

         1.6. "Alvarez Incentive Bonus" means the payments and distributions, as set forth in Plan Schedule 1.6, to be made on the Effective Date to Antonio C. Alvarez II on account of the Administrative Claim held by Mr. Alvarez pursuant to the Alvarez Agreement, including, without limitation, such Claim on account of the Incentive Bonus, as defined in the Alvarez Agreement, plus the additional distributions to be made to Mr. Alvarez under this Plan as set forth in Plan
Schedule 1.6.

         1.7. "Amended Certificates of Incorporation and Bylaws" has the meaning ascribed in Section 5.5. of this Plan.

         1.8. "Assets" means all assets of the Debtors or the Reorganized Debtors, as the case may be, of any nature whatsoever, including, without limitation, property of the Estate pursuant to Section 541 of the Code, Cash, Causes of Action, claims of right, interests and property, real and personal, tangible and intangible, but excluding all Claims released pursuant to this Plan or the Confirmation Order.

         1.9. "Ballot" means the ballot for voting to accept or reject this Plan distributed by the Debtors to all holders of impaired Claims entitled to vote on this Plan.

         1.10. "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York in which the Cases were filed or any other court with jurisdiction over the Cases.

         1.11. "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure and the local rules and standing orders of the Bankruptcy Court, as amended from time to time to the extent applicable to the Cases.

         1.12. "Bar Date" means the dates by which the Bankruptcy Court ordered that proof of certain claims be filed.

         1.13. "Business Day" means any day other than a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

         1.14. "Cases" means the reorganization proceedings of the Debtors under chapter 11 of the Code, jointly administered as Case Nos. 01-41643 (RLB) through 01-41680 (RLB).

         1.15. "Cash" means cash and cash equivalents, such as bank deposits, checks and other similar items or instruments denominated in legal tender of the United States of America.

         1.16. "Causes of Action" means any and all actions, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise.

         1.17. "Claim" means "claim" as defined in Section 101(5) of the Code, as supplemented by Section 102(2) of the Code, against any of the Debtors, whether or not asserted.

         1.18. "Class" means each category or group of holders of Claims or Claims and Interests as designated under this Plan.

         1.19. "Code" means the United States Bankruptcy Code, 11 U.S.C.
'SS' 'SS' 101 et seq., as amended from time to time to the extent applicable to the Cases.

         1.20. "Common Stock" means, collectively, (a) the common stock of Group issued and outstanding immediately prior to the Effective Date, (b) all options, warrants, conversion, privilege or other legal or contractual rights to purchase the common stock of Group, (c) any rights associated with the common stock under that certain Rights Agreement adopted by the Board of Directors of Group in August 1999 and (d) any rights associated with the common stock of any predecessor of Group or any predecessor of Group's subsidiaries.

         1.21. "Common Stock Claim" means any Claim with respect to the Common Stock of the kind described in Section 510(b) of the Code, together with any Claim asserted by an officer, director or underwriter for contribution, reimbursement or indemnification related thereto or otherwise.

         1.22. "Confirmation" means "confirmation" as used in Section 1129 of the Code.

         1.23. "Confirmation Bonus Plan" means a plan awarding certain bonus payments totaling $1 million to selected employees of the Debtors in recognition of their contribution to the Debtors' reorganization in the Cases, 50% of which shall be payable on or as soon as practicable after April 30, 2003 and the remainder of which shall be payable on or as soon as practicable after August 31, 2003, provided that such employee remains in the active employ of the Reorganized Debtors as of the applicable payment date.

         1.24. "Confirmation Date" means the date on which the Confirmation Order is entered in the docket by the clerk of the Bankruptcy Court.

         1.25. "Confirmation Hearing" means the hearings at which the Bankruptcy Court considers Confirmation of this Plan.

         1.26. "Confirmation Order" means an order of the Bankruptcy Court confirming this Plan pursuant to Section 1129 of the Code.

         1.27. "Creditor" means "creditor" as defined in Section 101(10) of the Code and shall mean a creditor of any Debtor.

         1.28. "Creditors' Committee" means the Official Committee of Unsecured Creditors appointed by the United States Trustee for the Southern District of New York pursuant to Section 1102(a) of the Code in the Cases on June 19, 2001, as it may be reconstituted from time to time.

         1.29. "Cure" means the distribution, within five (5) Business Days after the Effective Date or such other time as may be agreed upon by the parties or as ordered by the Bankruptcy Court or another court of competent jurisdiction, of Cash or such other property as may be agreed upon by the parties, ordered by the Bankruptcy Court or another court of competent jurisdiction, as the case may be, or determined in such other manner as the Bankruptcy Court may specify, with respect to the assumption of an executory contract or unexpired lease in accordance with the provisions of Article III of this Plan.

         1.30. "Debt Coordinators" has the meaning given to such term in the Pre-Petition Facility and Intercreditor Agreements.

         1.31. "Debtors" has the meaning set forth on page 2 of this Plan, a list of which entities, together with their jurisdictions of incorporation and case numbers in the Cases, is attached hereto as Plan Schedule 1.31.

         1.32. "Designated Post-Petition Loans" shall have the meaning as such term is defined in paragraph 3 of the DIP Approval Orders.

         1.33. "Designer Finance Trust" means that certain trust established pursuant to a Declaration of Trust dated as of September 26, 1996 and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 27, 1996 for the sole purpose of issuing and selling the TOPrS.

         1.34. "Dilution" means the dilution resulting from (a) grants pursuant to the Management Stock Incentive Program to the percentage distributions of New Warnaco Common Shares provided for under this Plan and (b) such adjustments in the total issued New Warnaco Common Shares as may occur pursuant to Section 6.5.(A) of this Plan.

         1.35. "DIP Approval Orders" means, collectively, the Interim and Final Orders (a) Authorizing Debtors to (i) Obtain Post-Petition Financing, Including Execution of Credit Agreement and (ii) Grant Liens and Priority Administrative Expense Status, (b) Approving Use Of Cash Collateral and Granting Adequate Protection and (c) Scheduling Final Hearing on Post-Petition Financing and Approving Form and Manner of Notice Thereof, dated June 11, 2001 and July 9, 2001, respectively.

         1.36. "DIP Credit Agreement" means the Senior Secured Super-Priority Debtor in Possession Revolving Credit Agreement dated as of June 11, 2001 by and among Warnaco Inc., Group and the Domestic Subsidiaries (defined therein), the Lenders (defined therein) and the Issuers (defined therein), as amended from time to time.

         1.37. "DIP Facility" means the senior secured superpriority debtor-in-possession financing facility in an original principal amount up to $600 million, provided by the DIP Lenders pursuant to the DIP Credit Agreement, as approved by the DIP Approval Orders.

         1.38. "DIP Facility Claim" means any Claim arising under the DIP Credit Agreement and related agreements.

         1.39. "DIP Lenders" means the Lenders as defined in the DIP Credit Agreement.

         1.40. "Disbursing Agent" means one or more disbursing agents, to be designated by the Debtors prior to the Confirmation Hearing in consultation with the Creditors' Committee, which may receive and make distributions to holders of Allowed Claims under and as provided in this Plan.

         1.41. "Disclosure Statement" means the Disclosure Statement with respect to this Plan approved by order of the Bankruptcy Court and all supplements, schedules and exhibits thereto.

         1.42. "Disputed Claim" means any Claim against a Debtor to the extent that (a) the allowance of such Claim or any portion thereof is the subject of an objection, appeal or motion to estimate that has been timely filed by a party in interest and which objection, appeal or motion has not been determined by a Final Order, (b) such Claim is scheduled by the Debtors in the Schedules as disputed, contingent and/or unliquidated or (c) during the period prior to the deadline fixed by this Plan and/or the Bankruptcy Court for objecting to such Claim, such Claim is in excess of the amount scheduled as other than disputed, unliquidated or contingent.

         1.43. "Effective Date" means the first Business Day that is 10 days after the later of the date on which (a) all conditions precedent set forth in
Section 4.1. of this Plan have been satisfied or waived as provided in Section
4.2. of this Plan and (b) no stay of the Confirmation Order is in effect.

         1.44. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C.'SS' 'SS' 1301-1461 (1994 & Supp. IV 1998).

         1.45. "Estate" means the estates of the Debtors, individually or collectively, as is appropriate in the context, created in the Cases pursuant to
Section 541 of the Code.

         1.46. "Exculpated Persons" has the meaning ascribed in Section 7.4. of this Plan.

         1.47. "Exhibit Filing Date" means the date on which certain exhibits and schedules to this Plan, which shall be in a form reasonably acceptable to the Debt Coordinators and the Creditors' Committee, shall be filed with the Bankruptcy Court, which date shall be at least ten days prior to the Voting Deadline.

         1.48. "Exit Financing Facility" means the senior secured asset-based financing facility to be entered into by the Reorganized Debtors and the lender(s) thereunder as contemplated in Section 5.7. of this Plan, providing for the principal terms and conditions set forth on Plan Schedule 5.7 to be filed on or before the Exhibit Filing Date.

         1.49. "Face Amount" means respecting a Claim, the amount equal to the first of the following that is applicable: (a) the amount fixed or estimated in an order of the Bankruptcy Court; (b) the liquidated amount set forth in a proof of claim filed by the applicable Bar Date; or (c) the amount of the Claim listed in the Schedules as liquidated or not contingent. If none of the foregoing applies, the Face Amount of the Claim shall be zero ($0) dollars.

         1.50. "Filed Fee Applications" has the meaning ascribed in Section 5.2. of this Plan.

         1.51. "Final Distribution Date" means the first Business Day that is ten (10) days (or such longer period as may be reasonably determined by the Reorganized Debtors in consultation with the Post-Effective Date Committee) after the date on which all Disputed Claims have been resolved by Final Order.

         1.52. "Final Order" means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction with respect to the subject matter (a) that has not been reversed, stayed, modified or amended and as to which (i) any right to appeal or seek certiorari, review, reargument, stay or rehearing has been waived or (ii) the time to appeal or seek certiorari, review, reargument, stay or rehearing has expired and no appeal or petition for certiorari, review, reargument, stay or rehearing is pending or (b) as to which an appeal has been taken or petition for certiorari, review, reargument, stay or rehearing has been filed and (i) such appeal or petition for certiorari, review, reargument, stay or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay or rehearing was sought or (ii) the time to appeal further or seek certiorari, further review, reargument, stay or rehearing has expired and no such further appeal or petition for certiorari, further review, reargument, stay or rehearing is pending.

         1.53. "GE Capital" means General Electric Capital Corporation.

         1.54. "GE Capital Settlement Agreement" means that certain settlement agreement entered into by and among The Warnaco Group, Inc., Warnaco Inc., Calvin Klein Jeanswear Company, Authentic Fitness Corporation and GE Capital, for itself and other participants, approved by the Bankruptcy Court on June 12, 2002.

         1.55. "GE Settlement Amount" has the meaning ascribed in Section 2.6.(C) of this Plan.

         1.56. "Group" means The Warnaco Group, Inc., as defined on page 2 of this Plan, a Delaware corporation and debtor-in-possession in the above-captioned Case No. 01-41643 (RLB), pending in the Bankruptcy Court.

         1.57. "Initial Distribution Date" means the first Business Day that is ten (10) days (or such longer period as may be reasonably determined by the Reorganized Debtors in consultation with the Post-Effective Date Committee) after the Effective Date.

         1.58. "Intellectual Property Contract" means any contract or agreement relating to the right to use trademarks, service marks, trade names, personal names, endorsements, domain names, designs, patents, art work, trade secrets, copyrights and other proprietary mediums.

         1.59. "Intercompany Claim" means a Claim by a Debtor or an affiliate of a Debtor against a Debtor or an affiliate of a Debtor.

         1.60. "Interest" means all rights (including unpaid dividends) arising from any equity security (as defined in Section 101(16) of the Code) of any of the Debtors, including, without limitation, the Common Stock, but excluding Common Stock Claims.

         1.61. "Interim Distribution Date" means any date after the Initial Distribution Date on which the Reorganized Debtors determine, in consultation with the Post-Effective Date Committee, that an interim distribution should be made to Class 5, in light of, inter alia, resolutions of Disputed Claims and the administrative costs of such a distribution.

         1.62. "Lien" means, with respect to any interest in property, any mortgage, lien, pledge, charge, security interest, easement or encumbrance of any kind whatsoever affecting such interest in property.

         1.63. "Management Stock Incentive Program" means a stock incentive plan, pursuant to which, among other provisions, the Reorganized Debtors will reserve 10.0% of the New Warnaco Common Shares for award to certain members of management of the Reorganized Debtors, on a date and in a manner to be determined in the sole discretion of the Board of Directors of Reorganized Warnaco.

         1.64. "New Warnaco Common Shares" means the shares of common stock of Reorganized Warnaco that are to be issued and outstanding pursuant to, and as contemplated in Section 5.9. of this Plan.

         1.65. "New Warnaco Senior Subordinated Notes" means the senior subordinated notes to be issued by Reorganized Warnaco, as contemplated in Sections 2.1.(C) and 2.5.(C) of this Plan on account of the Alvarez Incentive Bonus and the Senior Secured Bank Claims, respectively, containing the principal terms and conditions set forth on Plan Schedule 1.65.

         1.66. "Original Domestic Facilities" means all unsecured credit facilities entered into by any of the Debtors prior to October 6, 2000, referred to in the Pre-Petition Facility and Intercreditor Agreements, and listed on Plan
Schedule 1.66.

         1.67. "Original Foreign Facilities" means all unsecured credit facilities entered into by any Warnaco Non-Debtor Subsidiary prior to October 6, 2000, referred to in the Pre-Petition Facility and Intercreditor Agreements, and listed on Plan Schedule 1.67.

         1.68. "Original Foreign Facilities Guaranty Claims" means the Claims arising under guarantees issued by any Debtor in respect of obligations under the Original Foreign Facilities, determined in each case as of the Petition Date.

         1.69. "Other Secured Claim" means a Secured Claim not classified in Class 2 and Class 3 under this Plan.

         1.70. "PBGC" means the Pension Benefit Guaranty Corporation, a wholly-owned United States government corporation that administers the defined benefit pension plan termination insurance program under Title IV of ERISA.

         1.71. "Pension Plan" means the Employee Retirement Plan of Warnaco Inc., a defined benefit pension plan covered by Title IV of ERISA and sponsored by Warnaco Inc.

         1.72. "Person" means any person, including, without limitation, any individual, partnership, joint venture, association, corporation, limited liability company, limited liability partnership company, trust, estate, unincorporated organization or governmental unit.

         1.73. "Petition Date" means June 11, 2001, the date on which the petitions initiating the Cases were filed with the Bankruptcy Court.

         1.74. "Plan" means this Joint Plan of Reorganization, as defined on page 2 of this Plan, and all addenda, exhibits, schedules and other attachments hereto, all of which are incorporated herein by reference, as the same may be amended from time to time, pursuant to this Plan, the Code or the Bankruptcy Rules.

         1.75. "Post-Effective Date Committee" has the meaning ascribed in
Section 5.2. of this Plan.

         1.76. "Post-Effective Date Committee Expenses" has the meaning ascribed in Section 5.2. of this Plan.

         1.77. "Post-Effective Date Committee Fees" has the meaning ascribed in
Section 5.2. of this Plan.

         1.78. "Pre-Petition Collateral Trustee" shall have the meaning as such term is defined in paragraph C of the DIP Approval Orders.

         1.79. "Pre-Petition Facility and Intercreditor Agreements" means, collectively, (a) the Amendment, Modification, Restatement and General Provisions Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified) among The Warnaco Group, Inc., Warnaco Inc., the other direct and indirect subsidiaries of Group party thereto, The Bank of Nova Scotia, as Administrative Agent, Scotiabank and Citibank, N.A., as Debt Coordinators, for themselves and as representatives of each of the Lender Parties, and State Street Bank and Trust Company, as Collateral Trustee and (b) the Intercreditor Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified) among The Warnaco Group, Inc., Warnaco Inc., the other subsidiaries of The Warnaco Group, Inc. party thereto, The Bank of Nova Scotia, as Administrative Agent, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Lead Arrangers, The Bank of Nova Scotia and Citibank, N.A., as Debt Coordinators, The Bank of Nova Scotia, Salomon Smith Barney Inc., Morgan Guaranty Trust Company of New York, Commerzbank A.G., New York Branch and Societe Generale, as Arrangers, Societe Generale, as Security Agent, the other financial institutions from time to time parties thereto and State Street Bank and Trust Company, as Collateral Trustee.

         1.80. "Pre-Petition Secured Lenders" means those lenders enumerated in the Pre-Petition Facility and Intercreditor Agreements, as such lenders may be constituted from time to time.

         1.81. "Pre-Petition Releasees" has the meaning ascribed in Section 7.5. of this Plan.

         1.82. "Pre-Petition Released Matters" has the meaning ascribed in
Section 7.5. of this Plan.

         1.83. "Priority Non-Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, Section 507(a)(3),
(4), (5) or (6) of the Code.

         1.84. "Priority Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, Section 507(a)(8) of the Code.

         1.85. "Registration Rights Agreement" means that certain agreement, to be dated as of the Effective Date, and filed on or before the Exhibit Filing Date, between Reorganized Warnaco, Antonio C. Alvarez II and certain creditors of the Debtors.

         1.86. "Reorganized Debtors" means, on and after the Effective Date, collectively, all of the Debtors that are reorganized under and pursuant to this Plan, and not merged pursuant to Section 5.4. of this Plan.

         1.87. "Reorganized Warnaco" means, on and after the Effective Date, Group, as reorganized under and pursuant to this Plan.

         1.88. "Rights Plan" means the rights plan to be filed on or prior to the Exhibit Filing Date, providing for, inter alia, the distribution to holders of New Warnaco Common Shares of one preferred share purchase right for each New Warnaco Common Share then outstanding.

         1.89. "Schedules" means the joint Schedules of Assets, Liabilities and Executory Contracts filed by the Debtors with the Clerk of the Bankruptcy Court for the Southern District of New York pursuant to Bankruptcy Rule 1007, as such schedules have been or may be amended or supplemented by the Debtors from time to time.

         1.90. "Secured Claim" means a Claim that constitutes a secured claim under Section 506(a) or 1111(b) of the Code.

         1.91. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         1.92. "Senior Secured Bank Claim" means all Claims arising under or relating to the Pre-Petition Facility and Intercreditor Agreements, the Original Domestic Facilities, the Original Foreign Facilities and related agreements, and the DIP Approval Orders, including, without limitation, the Designated Post-Petition Loans; but excluding any claims against any Warnaco Non-Debtor Subsidiary under or relating to the Pre-Petition Facility and Intercreditor Agreements and the Original Foreign Facilities.

         1.93. "Single-Employer Pension Plan Claims" means all Claims of the PBGC against any of the Debtors, whether or not filed in the Cases, including, without limitation, proof of claim numbers 1435, 1436 and 1437 filed by the PBGC.

         1.94. "TOPrS" means the 6% Convertible Trust Originated Preferred Securities issued by Designer Finance Trust and representing undivided beneficial interests in the assets of Designer Finance Trust.

         1.95. "TOPrS Claim" means any claim arising under or with respect to the TOPrS Indenture, the TOPrS Supplemental Indenture, the TOPrS Guarantee or any documents executed in connection with or related to the issuance of the TOPrS.

         1.96. "TOPrS Guarantee" means, collectively, that certain Preferred Securities Guarantee Agreement of The Warnaco Group, Inc. dated as of March 31, 1998, and that certain Preferred Securities Guarantee Agreement of Designer Holdings Ltd. dated as of November 6, 1996.

         1.97. "TOPrS Indenture" means that certain Indenture between Designer Holdings Ltd., as Issuer, and IBJ Schroder Bank & Trust Company, as Trustee, dated as of November 6, 1996 with respect to the 6% Convertible Subordinated Debentures due 2016.

         1.98. "TOPrS Supplemental Indenture" means that certain First Supplemental Indenture between Designer Holdings Ltd., The Warnaco Group, Inc. and IBJ Schroder Bank & Trust Company, as Trustee, dated as of March 31, 1998.

         1.99. "TOPrS Trustee" means the indenture trustee under the TOPrS Indenture and the TOPrS Supplemental Indenture, currently Wells Fargo Bank Minnesota, N.A., as successor Indenture Trustee and as successor Property Trustee.

         1.100. "Unclaimed Property" means any distribution under the Plan that is unclaimed by the holder of the Allowed Claim entitled to such distribution ninety (90) days after the distribution date applicable to such distribution.

         1.101. "Unsecured Claim" means a Claim that is not an Administrative Claim, a Priority Tax Claim, a Priority Non-Tax Claim, a Secured Claim, a Senior Secured Bank Claim, a TOPrS Claim, an Intercompany Claim or a Common Stock Claim.

         1.102. "Unsecured Pool" means the shares of New Warnaco Common Shares to be delivered to the Disbursing Agent by Reorganized Warnaco in accordance with Section 6.3. of this Plan for distribution to holders of Allowed Class 5 Claims.

         1.103. "Voting Deadline" means the date set in an order of the Bankruptcy Court as the deadline for the return of Ballots accepting or rejecting this Plan.

         1.104. "Warnaco Non-Debtor Subsidiary" means any direct or indirect subsidiary of Group that is not a Debtor in the Cases.

         B. Interpretation. For purposes of this Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) unless otherwise provided in this Plan, any reference in this Plan to an existing document or exhibit means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (d) unless otherwise specified herein, any reference to an entity as a holder of a Claim includes that entity's successors, assigns and affiliates; (e) unless otherwise specified, all references in this Plan to Sections, Articles, schedules and exhibits are references to Sections, Articles, schedules and exhibits of or to this Plan; (f) the words "herein" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be part of or to affect the interpretation of this Plan; and (h) the rules of construction set forth in Section 102 of the Code will apply.

         C. Computation of Time. In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                   ARTICLE II

              CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

                  The following is a designation of the Classes of Claims and Interests classified under this Plan. A Claim or Interest is in a particular Class for purposes of voting on, and of receiving distributions pursuant to, this Plan only to the extent that such Claim or Interest is an Allowed Claim or Interest in that Class and such Claim or Interest has not been paid, released or otherwise settled prior to the Effective Date. Claims against more than one Debtor with respect to a single obligation, by reason of guaranty, joint or "control group" liability, or otherwise, shall be deemed to be a single Claim in the Allowed amount of such obligation for purposes of voting, allowance, distribution and all other purposes under this Plan. In accordance with Section 1123(a)(1) of the Code, Administrative Claims and Priority Tax Claims have not been classified, although the treatment for such unclassified Claims is set forth below.

                  A. Unclassified Claims.

                        2.1. Administrative Claims.

                             (A) General. Subject to the provisions of Section
6.6.(A) of this Plan and unless otherwise agreed by the holder of an Allowed Administrative Claim (in which event such other agreement shall govern), and except with respect to the Alvarez Incentive Bonus (see subsection (C) below), the Designated Post-Petition Loans (see subsection (D) below), and claims of the Debt Coordinators and the Pre-Petition Collateral Trustee payable under paragraph 22 of the DIP Approval Orders, each holder of an Allowed Administrative Claim shall be paid in full in Cash (i) at the sole option of the Debtors (before the Effective Date) or the Reorganized Debtors (on or after the Effective Date), (a) in the ordinary course of business as the Claim becomes due and owing or (b) on the Initial Distribution Date or (ii) on such other date as the Bankruptcy Court may order.

                             (B) Statutory Fees. On the Effective Date,
Administrative Claims for fees payable pursuant to Section 1930 of title 28 of the United States Code, 28 U.S.C. 'SS' 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, will be paid in Cash in an amount equal to the amount of such Administrative Claims. All such fees payable after the Effective Date will be assumed and paid by the Reorganized Debtors.

                             (C) Alvarez Incentive Bonus. On the Effective Date,
the Reorganized Debtors shall make the payments in Cash and the distributions of New Warnaco Senior Subordinated Notes and New Warnaco Common Shares, as set forth in Plan Schedule 1.6, in satisfaction of the Alvarez Incentive Bonus.

                             (D) Designated Post-Petition Loans. The Designated
Post-Petition Loans shall be satisfied in full by the payments and distributions to be made to the Pre-Petition Secured Lenders as set forth in Section 2.5.(C) of this Plan.

                        2.2. Priority Tax Claims. Unless otherwise agreed by the holder of an Allowed Priority Tax Claim (in which event such other agreement shall govern), each holder of an Allowed Priority Tax Claim shall receive, on the Initial Distribution Date, at the Reorganized Debtors' option, (a) Cash equal to the amount of such Allowed Priority Tax Claim or (b) Cash in six equal annual installments, together with interest thereon at the legal rate required for such claims in chapter 11 cases, which interest shall be paid annually in arrears.

                        2.3. DIP Facility Claim. On the Effective Date, the DIP Facility Claim shall be paid in full in Cash, or otherwise satisfied in a manner acceptable to the DIP Lenders; provided, however, that all letters of credit under the DIP Facility as of the Effective Date shall remain outstanding as of the Effective Date and shall be paid, in the event drawn, through a borrowing by the Reorganized Debtors under the Exit Financing Facility.

                  B. Classified Claims and Interests.

                        2.4. Class 1 -- Priority Non-Tax Claims.

                             (A) Classification. Class 1 consists of all
Priority Non-Tax Claims.

                             (B) Allowance. Class 1 Claims shall be allowed or
disallowed in accordance with Section 6.6.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                             (C) Treatment. Unless otherwise agreed by the
holder of an Allowed Priority Non-Tax Claim (in which event such agreement shall govern), each holder of an Allowed Class 1 Claim shall be paid in full in Cash on the later of the Initial Distribution Date and a date that is as soon as practicable after the date upon which such Claim becomes an Allowed Priority Non-Tax Claim.

                             (D) Impairment and Voting. Class 1 Claims are
unimpaired and the holders thereof are not entitled to vote on this Plan.

                        2.5. Class 2 -- Senior Secured Bank Claims.

                             (A) Classification. Class 2 consists of all Senior
Secured Bank Claims.

                             (B) Allowance. Class 2 Claims shall be Allowed
Claims pursuant to this Plan in the aggregate amount of $2,185,400,000.00, which amount is inclusive of all amounts, including, without limitation, accrued and unpaid interest, owing in respect of the Original Foreign Facilities Guaranty Claims.

                             (C) Treatment. On the Effective Date, each holder
of a Senior Secured Bank Claim shall receive in full satisfaction of its Senior Secured Bank Claim its pro rata share of the following, to be distributed by the Administrative Agent in accordance with the Pre-Petition Facility and Intercreditor Agreements: (i) Cash equal to the amount of the balance due on the Original Foreign Facilities Guaranty Claims, which shall be applied to repay in full satisfaction of any outstanding amounts owing by the Debtors under the Original Foreign Facilities as of the Petition Date; (ii) New Warnaco Senior Subordinated Notes in the aggregate principal amount of $200 million; and (iii) 96.263% of the New Warnaco Common Shares, subject to Dilution. In the event that holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(B) of this Plan, on the Effective Date, each holder of a Class 2 Senior Secured Bank Claim will receive its pro rata share of an additional 0.581% of the New Warnaco Common Shares, subject to Dilution.

                             (D) Impairment and Voting. Class 2 Claims are
impaired and the holders thereof are entitled to vote on this Plan.

                        2.6. Class 3 -- GE Capital Secured Claims Under the 1997 MLA.

                             (A) Classification. Class 3 consists of GE Capital
Secured Claims Under the 1997 MLA.

                             (B) Allowance. Class 3 Claims shall be Allowed as
provided in the GE Capital Settlement Agreement.

                             (C) Treatment. As provided in the GE Capital
Settlement Agreement, in satisfaction of obligations arising under the 1997 MLA, GE Capital will receive an amount equal to $15.2 million (the "GE Settlement Amount"), less all amounts paid by the Debtors to GE Capital with respect to the 1997 MLA from the Petition Date through and including the Effective Date, which amount shall be payable without interest at the rate of $750,000 per month from and after the Effective Date until the GE Settlement Amount is paid in full. The other provisions of the GE Capital Settlement Agreement shall apply to the GE Capital Secured Claim under the 1997 MLA.

                             (D) Impairment and Voting. Class 3 Claims are
unimpaired and the holders thereof are not entitled to vote on this Plan.

                        2.7. Class 4 -- Other Secured Claims.

                             (A) Classification. Class 4 consists of Other
Secured Claims.

                             (B) Allowance. Class 4 Claims shall be allowed or
disallowed in accordance with Section 6.6.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                             (C) Treatment. Other Secured Claims against the
Debtors shall, at the sole option of the Debtors, be: (i) paid in full in Cash on the Initial Distribution Date; (ii) reinstated according to the terms of the relevant instrument; (iii) paid on such other terms as the Debtors and the holder of such Claim may agree; or (iv) satisfied through the surrender by the applicable Debtors of the collateral securing the Claim to the holder thereof.

                             (D) Impairment and Voting. Class 4 Claims are
unimpaired and the holders thereof are not entitled to vote on this Plan.

                        2.8. Class 5 -- Unsecured Claims.

                             (A) Classification. Class 5 consists of Unsecured
Claims.

                             (B) Allowance. Class 5 Claims shall be allowed or
disallowed in accordance with Section 6.6.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                             (C) Treatment. Each holder of an Allowed Unsecured
Claim shall receive its pro rata share of 2.549% of the New Warnaco Common Shares, subject to Dilution. In the event that holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(B) of this Plan, each holder of an Allowed Unsecured Claim will receive its pro rata share of an additional 0.015% of the New Warnaco Common Shares, subject to Dilution.

                             (D) Impairment and Voting. Class 5 Claims are
impaired and the holders thereof are entitled to vote on this Plan.

                        2.9. Class 6 -- TOPrS Claims.

                             (A) Classification. Class 6 consists of TOPrS
Claims.

                             (B) Treatment. In the event that the holder(s) of
the TOPrS Claims votes to reject this Plan or objects to confirmation of this Plan, the holders of TOPrS

Claims shall not receive or retain any interest or property under this Plan, and no distribution shall be made on account of the TOPrS Claims, and the New Warnaco Common Shares that would otherwise be distributed to the TOPrS Trustee on account of the TOPrS Claims as set forth in the next sentence shall instead be distributed pro rata to holders of Allowed Class 2 and Allowed Class 5 Claims in the following percentages: 0.581% to the holders of Allowed Class 2 Claims and 0.015% to the holders of Allowed Class 5 Claims, subject to Dilution. Otherwise, in full satisfaction of the TOPrS Claims, on the Initial Distribution Date, the Reorganized Debtors shall distribute to the TOPrS Trustee, or such persons as the TOPrS Trustee shall designate at least ten days prior to the Confirmation Hearing, on behalf of Designer Finance Trust, 0.596% of the New Warnaco Common Shares, subject to Dilution, and in addition shall pay the amount of up to $300,000 to the TOPrS Trustee on account of its actual and reasonable fees and expenses incurred under the TOPrS Indenture, subject to receipt and review by the Debtors of invoices detailing such fees and expenses. All New Warnaco Common Shares distributed to or for the benefit of Designer Finance Trust hereunder shall be distributed by the TOPrS Trustee to the holders of the TOPrS.

                             (C) Impairment. TOPrS Claims are impaired.

                        2.10. Class 7 -- Intercompany Claims.

                             (A) Classification. Class 7 consists of
Intercompany Claims.

                             (B) Treatment. Subject to Section 5.10. of this
Plan, Intercompany Claims shall be discharged, and the holders of Intercompany Claims shall not be entitled to receive or retain any property on account of such Claims.

                        2.11. Class 8 -- Common Stock Claims and Interests.

                             (A) Classification. Class 8 consists of Common
Stock Claims and Interests.

                             (B) Treatment. Interests shall be cancelled, and
the holders of Common Stock Claims and Interests shall not be entitled to receive or retain any property on account of such Claims and Interests.

                             (C) Impairment and Voting. Class 8 Claims and
Interests are impaired and the holders thereof are deemed not to have accepted this Plan.

                                  ARTICLE III

              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                        3.1. Rejected Contracts and Leases. Each executory contract and unexpired lease to which any of the Debtors is a party shall be deemed automatically rejected as of the Effective Date, except with respect to Intellectual Property Contracts, which shall be deemed automatically assumed as of the Effective Date, unless such executory contract or unexpired lease (a) shall have been previously rejected or assumed by order of the Bankruptcy Court or (b) is the subject of a motion to assume or reject filed on or before the Confirmation

Date or (c) is listed on the schedule of contracts and leases to be rejected or assumed pursuant to this Plan, annexed as Plan Schedules 3.1 and 3.2, respectively (and as the same may be modified or supplemented, if at all, pursuant to Section 3.3.(B) of this Plan). The Confirmation Order shall constitute an order of the Bankruptcy Court approving such deemed rejection or assumption (with respect to Intellectual Property Contracts only), as applicable, as of the Effective Date. All executory contracts and unexpired leases specifically listed on the schedule of rejected executory contracts and unexpired leases, annexed as Plan Schedule 3.1, shall be deemed automatically rejected pursuant to this Plan by the applicable Debtor as of the Effective Date.

                        3.2. Assumed Contracts and Leases. All executory contracts and unexpired leases specifically listed on the schedule of assumed executory contracts and unexpired leases, annexed as Plan Schedule 3.2 and modified or supplemented, if at all, pursuant to Section 3.3.(B) of this Plan, shall be deemed automatically assumed pursuant to this Plan by the applicable Debtor as of the Effective Date.

                        Each executory contract and unexpired lease that is assumed under this Plan and relates to the use, ability to acquire or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Bankruptcy Court or is otherwise rejected as part of this Plan.

                        3.3. Miscellaneous.

                             (A) The Debtors reserve the right to file a motion
on or before the Confirmation Date to assume or reject any executory contract or unexpired lease.

                             (B) Notwithstanding any other provision of this
Plan, each of the Debtors shall retain the right to, at any time prior to the Confirmation Hearing, modify or supplement Plan Schedule 3.1 and Plan Schedule 3.2, including, without limitation, the right to add any executory contract or unexpired lease to, or delete any executory contract or unexpired lease from, Plan Schedule 3.1 or Plan Schedule 3.2.

                             (C) Listing an executory contract or unexpired
lease on Plan Schedule 3.1 or Plan Schedule 3.2 shall not constitute an admission by any of the Debtors or the Reorganized Debtors that such contract or lease (including any related agreements that may exist) is an executory contract or unexpired lease or that the applicable Debtor or Reorganized Debtor has any liability thereunder.

                        3.4. Payments Related to Assumption of Executory Contracts and Unexpired Leases. Any monetary amounts by which each executory contract and unexpired lease to be assumed under this Plan may be in default shall be satisfied by Cure in the amount, if any, set forth in Plan Schedule 3.2, or, in the event of an objection to such Cure amount or if no such Cure amount is listed, in the amount agreed between the parties or as ordered by the Bankruptcy Court or another court of competent jurisdiction. To the extent the non-Debtor party to the unexpired lease or executory contract does not object to the amount of Cure set forth in Plan
Schedule 3.2 on or before the Voting Deadline, such non-Debtor party shall be deemed to accept such Cure amount. In the event of a dispute regarding (a) the nature or the amount of any Cure, (b) the ability of the applicable Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of Section 365 of the Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption, such dispute shall be determined by the Bankruptcy Court or another court of competent jurisdiction, or as the parties may otherwise agree. To the extent that the Debtor who is a party to the unexpired lease or executory contract is to be merged pursuant to Section 5.4. of this Plan, upon assumption as contemplated herein, the Reorganized Debtor that is the surviving entity after such merger shall be the party to the unexpired lease or executory contract.

                        3.5. Post-Petition Contracts and Leases. All contracts, agreements and leases that were entered into by the Debtors or assumed by the Debtors after the Petition Date shall be deemed assigned by the Debtors to the Reorganized Debtors on the Effective Date.

                        3.6. Rejection Damages Bar Date. If the rejection by a Debtor, pursuant to this Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor or the properties of any of them unless a proof of claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Debtors within thirty (30) days after service of the earlier of (a) notice of the Confirmation Date or (b) other notice that the executory contract or unexpired lease has been rejected pursuant to an order of the Bankruptcy Court.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                        4.1. Conditions to Occurrence of Effective Date. The following are conditions precedent to the occurrence of the Effective Date, each of which may be satisfied or waived in accordance with Section 4.2. of this
Plan: (i) the Reorganized Debtors have entered into definitive documentation with respect to the Exit Financing Facility and the New Warnaco Senior Subordinated Notes, and all conditions precedent under such Facility and Notes shall have been satisfied (but for the occurrence of the Effective Date); (ii) the Reorganized Debtors have entered into the Registration Rights Agreement;
(iii) the Confirmation Order has been entered by the Bankruptcy Court; (iv) at least ten (10) days have elapsed since the Confirmation Date; (v) no stay of the Confirmation Order is in effect; and (vi) the Confirmation Order has not been reversed, modified or vacated.

                        4.2. Waiver of Conditions to Consummation. The conditions set forth in Section 4.1. of this Plan may be waived, in whole or in part, upon the mutual consent of the Debtors, the Debt Coordinators and the Creditors' Committee, without notice to any other parties in interest or the Bankruptcy Court and without a hearing. No waiver or non-waiver of any conditions to Confirmation or to the Effective Date shall diminish the application of the mootness doctrine with respect to the confirmation of this Plan or any order entered in connection therewith, which doctrine shall apply to the fullest extent of applicable law.

                        4.3. Non-consensual Confirmation. Because Class 7 and Class 8 are deemed not to have accepted this Plan pursuant to Section 1126(g) of the Code, as to such Classes and any other Class that votes to reject this Plan, the Debtors are seeking confirmation of this Plan in accordance with Section 1129(b) of the Code, either under the terms provided herein or upon such terms as may exist if this Plan is modified in accordance with Section 1127(d) of the Code.

                                   ARTICLE V

                             IMPLEMENTATION OF PLAN

                        5.1. Pre-Effective Date Management and Operation of Debtors. After the Confirmation Date and until the Effective Date, the current directors and officers of each Debtor shall continue to serve in such capacities, subject to such changes as may be determined by the Board of Directors of a Debtor in accordance with the current Bylaws and Certificates of Incorporation of such Debtor.

                        5.2. Post-Effective Date Committee; Dissolution of Committee. The Creditors' Committee shall continue to exist after the Confirmation Date until the Effective Date with the same power and authority, and the same ability to retain and compensate professionals, as it had prior to the Confirmation Date. On and as of the Effective Date, the Creditors' Committee shall be reconstituted and shall be comprised of no more than seven (7) members of the Creditors' Committee prior to the Effective Date (the "Post-Effective Date Committee"). The members of the Creditors' Committee who are not members of the Post-Effective Date Committee shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Cases. In the event of the death or resignation of any member of the Post-Effective Date Committee after the Effective Date, the remaining members of the Post-Effective Date Committee shall have the right to designate a successor from among the holders of Allowed Class 5 Claims. If a Post-Effective Date Committee member assigns its Claim or releases the Debtors from payment of the balance of its Claim, such act shall constitute a resignation from the Post-Effective Date Committee. Until a vacancy on the Post-Effective Date Committee is filled, the Post-Effective Date Committee shall function in its reduced number. The Reorganized Debtors shall consult with the Post-Effective Date Committee on a regular basis concerning the Reorganized Debtors' investigation, prosecution and proposed settlement of Class 5 Claims and shall provide written reports to the Post-Effective Date Committee on a monthly basis regarding the status of the Claims resolution process. The Reorganized Debtors shall not settle or compromise any Class 5 Claim in excess of $25,000 without either the approval of the Post-Effective Date Committee (which shall act by majority vote) or an order of the Bankruptcy Court. Subject to the approval of the Post-Effective Date Committee, the Reorganized Debtors may settle or compromise any Class 5 Claim in excess of $25,000 without an order of the Bankruptcy Court. The Reorganized

Debtors may settle or compromise any Class 5 Claim for less than $25,000 without an order of the Bankruptcy Court and without the approval of the Post-Effective Date Committee. The duties of the Post-Effective Date Committee shall also include services related to any applications for allowance of compensation or reimbursement of expenses pending on the Effective Date or filed after the Effective Date (collectively, the "Filed Fee Applications").
The Reorganized Debtors shall pay (a) the reasonable expenses of the members of the Creditors' Committee between the Confirmation Date and the Effective Date, and the Post-Effective Date Committee (the "Post-Effective Date Committee Expenses") and (b) the reasonable fees of the professional persons employed by the Post-Effective Date Committee in connection with its duties and responsibilities as set forth in this Plan (the "Post-Effective Date Committee Fees"); provided, however, that the total aggregate amount of the Post-Effective Date Committee Expenses and the Post-Effective Date Committee Fees shall not exceed $100,000.00 (exclusive of services related to Filed Fee Applications). The Post-Effective Date Committee Fees and the Post-Effective Date Committee Expenses shall be paid within fifteen (15) Business Days after submission of a detailed invoice therefor to the Reorganized Debtors. If the Reorganized Debtors dispute the reasonableness of any such invoice, the Reorganized Debtors, the Post-Effective Date Committee or the affected professional may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice, and the disputed portion of such invoice shall not be paid until the dispute is resolved. The undisputed portion of such reasonable fees and expenses shall be paid as provided herein. The Post-Effective Date Committee shall be dissolved and the members thereof shall be released and discharged of and from further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Cases on the later of (i) the Final Distribution Date and (ii) the date all services related to Filed Fee Applications are completed, and the retention or employment of the Post-Effective Date Committee's professionals shall terminate.

                        5.3. Pre-Effective Date Injunctions or Stays. All injunctions or stays, whether by operation of law or by order of the Bankruptcy Court, provided for in the Cases pursuant to Sections 105 or 362 of the Code or otherwise that are in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.

                        5.4. Merger of Certain Debtors. Effective as of the Effective Date but immediately prior to the discharge of the Debtors described in Section 7.2. of this Plan, the following transactions shall occur in the following order: (i) each of Warnaco Men's Sportswear Inc., Warnaco Ventures Ltd., Ventures Ltd. and Blanche Inc. shall be merged with and into Warnaco Inc. and Warnaco Inc. shall be the surviving corporation in such merger; (ii) AEI Management Corporation shall be merged with and into Rio Sportswear Inc. and Rio Sportswear Inc. shall be the surviving corporation in such merger; (iii) CCC Acquisition Realty Corp. shall be merged with and into Authentic Fitness Products Inc. and Authentic Fitness Products Inc. shall be the surviving corporation in such merger; (iv) CKJ Sourcing Inc. shall be merged with and into Calvin Klein Jeanswear Company and Calvin Klein Jeanswear Company shall be the surviving entity in such merger; and (iv) Group shall transfer 100% of the shares held by Group in each of Myrtle Avenue, Inc., Authentic Fitness Corporation and Designer Holdings Ltd. to Warnaco Inc. Except as otherwise set forth in this Plan, or as modified by appropriate corporate action after the Effective Date, the corporate structure and equity ownership of the Debtors and their subsidiaries shall be unchanged.

                        5.5. Amended Certificates of Incorporation and Bylaws. As of the Effective Date, the certificates of incorporation and bylaws of each of the Debtors shall be amended as necessary to satisfy the provisions of this Plan and the Code, including, without limitation, the prohibition against the issuance of non-voting equity securities set forth in Section 1123(a)(6) of the Code (the "Amended Certificates of Incorporation and Bylaws"). The forms of Amended Certificates of Incorporation and Bylaws, to be filed on or before the Exhibit Filing Date as Exhibits 1 and 2 to this Plan, shall become effective on the Effective Date. After the Effective Date, the Amended Certificates of Incorporation and Bylaws shall be subject to such further amendments or modifications as may be made by law, or pursuant to such Amended Certificates of Incorporation and Bylaws.

                        5.6. Post-Effective Date Management and Operation of Reorganized Debtors. As of the Effective Date, the directors and officers of each Debtor that is not a Reorganized Debtor will be terminated. The Debtors shall file Plan Schedule 5.6 with the Bankruptcy Court on or before the Exhibit Filing Date setting forth the offices, the names and affiliations of, and the compensation proposed to be paid to, the individuals intended to serve as directors and officers of each Reorganized Debtor on and after the Effective Date. On and after the Effective Date, each Reorganized Debtor shall be governed in accordance with the Amended Certificates of Incorporation and Bylaws.

                        5.7. Exit Financing Facility. On the Effective Date, the Reorganized Debtors will enter into definitive documentation with respect to the Exit Financing Facility with the respective lenders thereunder. On or about the Effective Date, the Debtors shall borrow funds under the Exit Financing Facility in amounts which, together with such other cash as is available to the Debtors, will be sufficient to make all Cash distributions to be made under this Plan.

                        5.8. Issuance of New Warnaco Senior Subordinated Notes. On the Effective Date, Reorganized Warnaco will enter into definitive documentation with respect to, and will issue, the New Warnaco Senior Subordinated Notes for distribution in accordance with this Plan. The issuance of the New Warnaco Senior Subordinated Notes and the distribution, transfer or exchange thereof in accordance with this Plan shall be exempt from registration under applicable securities laws (including without limitation, Section 5 of the Securities Act or any similar state or local law requiring the registration for offer or sale of a security or registration or licensing of an issuer or a security) pursuant to Section 1145(a) of the Code, and may be sold without registration to the extent permitted under Section 1145 of the Code.

                        5.9. Issuance of New Warnaco Common Shares. On the Effective Date, Reorganized Warnaco will issue the New Warnaco Common Shares for distribution in accordance with this Plan. The issuance of the New Warnaco Common Shares and the distribution, transfer or exchange thereof in accordance with this Plan shall be exempt from registration under applicable securities laws (including without limitation, Section 5 of the Securities Act or any similar state or local law requiring the registration for offer or sale of a security or registration or licensing of an issuer of a security) pursuant to
Section 1145(a) of the Code, and may be sold without registration to the extent permitted under Section 1145 of the Code.

                        5.10. Transfer of Intercompany Claims. Prior to the discharge of Intercompany Claims, as provided in Section 2.10.(B) of this Plan, the Debtors shall have the right to retain, or effect such transfers and setoffs with respect to, Intercompany Claims as they may deem appropriate for accounting, tax and commercial business purposes, to the fullest extent permitted by applicable law.

                        5.11. Management Stock Incentive Program and
Confirmation Bonuses. On or as soon as practicable after the Effective Date, the Management Stock Incentive Program will be adopted by Reorganized Warnaco pursuant to its terms. In addition, on the Effective Date, the Confirmation Bonus Plan will be implemented. Finally, in accordance with the Resolution of the Compensation Committee of the Board of Directors of Group dated November 20, 2001, the Board intends to award to Stuart D. Buchalter, the Non-Executive Chairman of the Board, a bonus in recognition of his contribution to the Debtors' reorganization in these Cases in an amount to be determined and disclosed prior to the hearing with respect to approval of the Disclosure Statement.

                        5.12. Rights Plan. On the Effective Date, Reorganized Warnaco will enter into the Rights Plan, which shall become effective in accordance with its terms.

                        5.13. Registration Rights Agreement. On the Effective Date, Reorganized Warnaco will enter into the Registration Rights Agreement, which shall become effective in accordance with its terms. The Reorganized Debtors shall use their reasonable best efforts to cause the New Warnaco Common Shares to be quoted on the NASDAQ National Market within sixty (60) days after the Effective Date.

                        5.14. Effectuating Documents; Further Transactions. The Chief Executive Officer, President, Chief Financial Officer or General Counsel of Reorganized Warnaco or any Debtor shall be authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of this Plan, without any further order of the Bankruptcy Court and without the requirement of any further action by any stockholder or director of any of the Debtors or Reorganized Debtors. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor shall be authorized to certify or attest to any of the foregoing actions.

                        5.15. Exemption From Certain Transfer Taxes. Pursuant to
Section 1146 of the Code, (a) the issuance, transfer or exchange of any securities, instruments or documents, (b) the creation of any Lien, mortgage, deed of trust or other security interest, (c) the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, pursuant to, in furtherance of, or in connection with this Plan, including, without limitation, any deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under this Plan or the reinvesting, transfer or sale of any real or personal property of the Debtors pursuant to, in implementation of, or as contemplated in this Plan and (d) the issuance, renewal, modification or securing of indebtedness by such means, and the making, delivery or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Plan, including, without limitation, the Confirmation

Order, shall not be subject to any document recording tax, stamp tax, conveyance fee or other similar tax, mortgage tax, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument without requiring the payment of any filing fees, documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or similar tax.

                        5.16. Continuation of Warnaco Pension Plan. Upon the occurrence of the Effective Date, the Reorganized Debtors will continue the Pension Plan, including meeting the minimum funding standards under ERISA and the Internal Revenue Code, paying all PBGC insurance premiums, and administering and operating the Pension Plan in accordance with its terms and ERISA. Nothing in this Plan shall be deemed to discharge, release, or relieve the Debtors, the Reorganized Debtors, any member of the Debtors' controlled groups (as defined in 29 U.S.C. 'SS''SS' 1301(a)(14)), or any other party, in any capacity, from any current or future liability with respect to the Pension Plan, and PBGC and the Pension Plan shall not be enjoined or precluded from enforcing such liability as a result of this Plan's provisions or confirmation. Upon the Effective Date, PBGC shall be deemed to have withdrawn the Single-Employer Pension Plan Claims with prejudice. After the Effective Date, the Reorganized Debtors shall have the authority to terminate, amend or freeze the Pension Plan in accordance with the terms of the Pension Plan, ERISA and the Internal Revenue Code.

                        5.17. Employment, Retirement, and Incentive Compensation Plans and Programs. Except as otherwise set forth in this Plan, to the extent that any of the Debtors have in place as of the Effective Date retirement income plans, welfare benefit plans and other employee-related plans and programs, such plans and programs shall be deemed terminated as of the Effective Date; provided that, the plans and programs set forth in Plan Schedule 5.17 to be filed on or before the Exhibit Filing Date shall be deemed in effect. After the Effective Date, the Reorganized Debtors shall have the sole authority to terminate, amend or implement retirement income plans, welfare benefit plans and other plans and programs for employees in accordance with the terms of such plans and applicable law.

                                   ARTICLE VI

                       DISTRIBUTIONS AND CLAIMS ALLOWANCE

                        6.1. Cash Distributions. Except as otherwise provided in this Plan, all distributions of Cash to be made to the holders of Allowed Claims shall be made on or as soon as practicable after the Initial Distribution Date.

                        6.2. Distributions to Holders of Senior Secured Bank Claims. On the Effective Date, Reorganized Warnaco shall deliver to the Administrative Agent for distribution on behalf of the Debtors to holders of Senior Secured Bank Claims in Class 2: (a) Cash equal to the amount of the balance due on the Original Foreign Facilities Guaranty Claims, which shall be applied to repay in full satisfaction of any outstanding amounts owing by the Debtors under the Original Foreign Facilities as of the Petition Date; (b) New Warnaco Senior Subordinated Notes in the aggregate principal amount of $200 million, such Notes to be issued in the names designated by the Administrative Agent at least ten (10) days prior to the Confirmation Hearing; and (c) share certificates for the aggregate amount of either (i) 96.263% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims receive a distribution as provided in Section 2.9.(B) of this Plan or (ii) 96.844% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(B) of this Plan. Such New Warnaco Common Shares shall be issued in the names designated by the Administrative Agent at least ten (10) days prior to the Confirmation Hearing. All distributions of such Cash, New Warnaco Senior Subordinated Notes and New Warnaco Common Shares shall be made by the Administrative Agent in accordance with the Pre-Petition Facility and Intercreditor Agreements.

                        6.3. Distributions to Holders of Allowed Unsecured Claims. On the Effective Date, Reorganized Warnaco shall deliver to the Disbursing Agent for distribution on behalf of the Debtors to holders of Allowed Class 5 Claims share certificates for the aggregate amount of either (i) 2.549% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims receive a distribution as provided in Section 2.9.(B) of this Plan or
(ii) 2.564% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(B) of this Plan. The Disbursing Agent shall make distributions of New Warnaco Common Shares to holders of Allowed Class 5 Claims as follows:

                             (A) On the Initial Distribution Date, the
Disbursing Agent shall distribute the New Warnaco Common Shares allocable to Allowed Claims held by holders of Class 5 Claims. For the purpose of calculating the amount of New Warnaco Common Shares to be distributed to holders of Allowed Class 5 Claims on the Initial Distribution Date, all Disputed Claims in Class 5 will be treated as though such Claims will be Allowed Claims in the Face Amount of such Claims.

                             (B) On any Interim Distribution Date, the
Disbursing Agent shall make interim distributions of New Warnaco Common Shares to holders of Allowed Class 5 Claims pursuant to and consistent with resolutions of Disputed Claims since the Initial Distribution Date.

                             (C) On the Final Distribution Date, the Disbursing
Agent shall make the balance of all distributions to holders of Allowed Class 5 Claims as required under this Plan.

                        6.4. Distributions to Holders of TOPrS Claims, If Any. In the event that holders of Class 6 Claims are entitled to receive a distribution as provided in Section 2.9.(B) of this Plan, on the Initial Distribution Date, the Reorganized Debtors shall distribute to the TOPrS Trustee, or such persons as the TOPrS Trustee shall designate at least ten (10) days prior to the Confirmation Hearing, on behalf of Designer Finance Trust, 0.596% of the New Warnaco Common Shares, subject to Dilution, and in addition shall pay the amount of up to $300,000 to the TOPrS Trustee on account of its actual and reasonable fees and expenses incurred under the TOPrS Indenture, subject to receipt and review by the Reorganized Debtors of invoices detailing such fees and expenses. All New Warnaco Common Shares distributed to or for the benefit of Designer Finance Trust shall be distributed by the TOPrS Trustee to the holders of the TOPrS.

                        6.5. Miscellaneous Distribution Provisions.

                             (A) Fractional Plan Securities. Notwithstanding any
other provision of this Plan, only whole numbers of shares of New Warnaco Common Shares shall be issued. When any distribution on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Warnaco Common Shares that are not a whole number, the actual distribution of such Shares only shall include the next lower whole number of Shares. When any distribution on the Final Distribution Date would otherwise result in the issuance of a number of shares of New Warnaco Common Shares that is not a whole number, the actual distribution of such Shares shall be rounded to the next higher or lower whole number of Shares as follows: (i) fractions equal to or greater than 1/2 shall be rounded to the next higher whole number; and (ii) fractions less than 1/2 shall be rounded to the next lower number. The total number of shares of New Warnaco Common Shares specified to be distributed to holders of Allowed Claims pursuant to this Plan shall be adjusted as necessary to account for the rounding provided for herein. No consideration shall be provided in lieu of fractional shares that are rounded down, except that with respect to distributions made to holders of Allowed Class 5 and Class 6 Claims on the Initial Distribution Date, such fractional shares shall, with respect to each Allowed Claim, be deemed held by the Reorganized Debtors, for the benefit of the holder of such Allowed Claim, to be aggregated with the remaining distribution to be made to such holder, if any, on the Final Distribution Date.

                             (B) Distributions on Non-Business Days. Any payment
or distribution due on a day other than a Business Day shall be made, without interest, on the next Business Day.

                             (C) Post-Consummation Effect of Evidences of Claims
or Interests. Notes, stock certificates and other evidence of Claims against or Interests in the Debtors shall, effective on the Effective Date, represent only the right to participate in the distributions contemplated by this Plan and shall not be valid or effective for any other purpose.

                             (D) No Distribution in Excess of Allowed Amount of
Claim. Notwithstanding anything to the contrary herein, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of the portion of such Claim that is a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim, but the payment or distribution provided hereunder shall be made on account of the portion of such Claim that is an Allowed Claim. Unless otherwise expressly provided herein, no Claim shall be allowed under this Plan or otherwise to the extent that it is for post-petition fees or interest.

                             (E) Disputed Payments. If any dispute arises as to
the identity of the holder of an Allowed Claim entitled to receive any distribution under this Plan, the Reorganized Debtors may retain such distribution until its disposition is determined by a Final Order or written agreement among the interested parties to such dispute.

                             (F) Estimation of Disputed Claims. The aggregate
Face Amount of (a) Disputed Claims and (b) Allowed Claims shall set the maximum allowable aggregate amount of Claims in Class 5. The existence of a Disputed Claim in Class 5 shall not impair or impede the making of a distribution to Allowed Claims in such Class or any other Class. If the Allowed amount of any particular Disputed Claim is reconsidered under Section 502(j) of the Code and Bankruptcy Rule 3008 and/or is Allowed in an amount that is greater than the estimated amount of such Claim, or the ultimately Allowed amount of all Disputed Claims in a Class 5 is greater than the estimated aggregate Face Amount of such Claims, no claimant shall have recourse against the Reorganized Debtors (or any property thereof), any distributions made to a creditor in any other Class herein, or any distribution previously made on account of any Allowed Claim (however, nothing herein shall modify any right of a holder of a reconsidered Claim under the penultimate sentence of Section 502(j) of the Code).

                             (G) Unclaimed Property. Holders of Allowed Claims
to Unclaimed Property shall cease to be entitled thereto, and such Unclaimed Property shall be reallocated to the Unsecured Pool.

                             (H) Voting of New Warnaco Common Shares. New
Warnaco Common Shares that are Unclaimed Property or held for Disputed Claims shall not be voted at any meeting of the stockholders of Reorganized Warnaco.

                             (I) Setoffs and Recoupment. The Reorganized Debtors
may, but shall not be required to, setoff or recoup against any Allowed Claim and the distributions to be made pursuant to this Plan on account of such Claim, claims of any nature that the Debtors or Reorganized Debtors may have against the holder of such Allowed Claim (other than a Class 2 Claim); provided, however, that neither the failure to effect such a setoff or recoupment nor the allowance of any Claim against the Debtors or the Reorganized Debtors shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any claim that the Debtors or the Reorganized Debtors may possess against such holder.

                             (J) Compliance with Tax Requirements. In connection
with this Plan, to the extent applicable, the Reorganized Debtors shall comply with all tax withholding and reporting requirements imposed on them by any governmental unit, and all distributions pursuant to this Plan that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of this Plan, each Person that has received any distribution pursuant to this Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.

                        6.6. Procedure For Determination of Claims and
Interests.

                             (A) Bar Date For Certain Administrative Claims. All
applications for final compensation of professional persons employed by the Debtors or the Creditors' Committee pursuant to orders entered by the Bankruptcy Court and on account of services rendered prior to the Effective Date, and all other requests for payment of Administrative Claims (except for the Alvarez Incentive Bonus, the Designated Post-Petition Loans, claims of the Debt Coordinators and the Pre-Petition Collateral Trustee payable under paragraph 22 of the DIP Approval Orders, claims for taxes, ordinary course trade debt and customer deposits and credits incurred in the ordinary course of business after the Petition Date) shall be served on the Reorganized Debtors in accordance with
Section 8.10. of this Plan and filed with the Bankruptcy Court, no later than 25 days after the Effective Date. Any such claim that is not served and filed within this time period shall be discharged and forever barred. Objections to any such application must be filed within 15 days after filing thereof.

                             (B) Objections To Claims. Objections to any Claim
filed by any party other than the Debtors (other than Administrative Claims governed by Section 6.6.(A) of this Plan) must be filed no later than twenty
(20) days before the Effective Date; provided, however, that the Reorganized Debtors may file objections to Claims through and including forty-five (45) days after the Effective Date. In accordance with Section 6.5.(D) of this Plan, payment or distribution shall be made on account of all or any portion of such Claim that is an Allowed Claim. To the extent any property is distributed to an entity on account of a Claim that is not an Allowed Claim, such property shall be held in trust for and shall promptly be returned to the Reorganized Debtors. On and after the Effective Date, the Reorganized Debtors shall have authority to continue to prosecute, settle or withdraw objections to Claims and shall be entitled to compromise or settle any Disputed Claim in accordance with Section
5.2. of this Plan.

                                  ARTICLE VII

                   EFFECT OF THIS PLAN ON CLAIMS AND INTERESTS


                        7.1. Revesting of Assets. Except as provided in this Plan (including, without limitation, Sections 7.4. and 7.5. of this Plan), on the Effective Date, all property of the Estate, to the fullest extent of Section 541 of the Code, and any and all other rights and assets of the Debtors of every kind and nature shall revest in the Reorganized Debtors free and clear of all Liens, Claims and Interests other than (i) those Liens, Claims and Interests retained or created pursuant to this Plan or any document entered into in connection with the transactions described in this Plan and (ii) Liens that have arisen subsequent to the Petition Date on account of taxes that arose subsequent to the Petition Date.

                        7.2. Discharge of Claims and Termination of Interests.

                             (A) As of the Effective Date, except as provided in
the Confirmation Order, the rights afforded under this Plan and the treatment of Claims and Interests under this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and satisfaction or termination of all Interests, including any interest accrued on Claims from and after the Petition Date. Except as otherwise provided in this Plan or the Confirmation Order, Confirmation shall, as of the Effective Date: (i) discharge the Debtors from all Claims or other debts that arose before the Effective Date, and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Code, whether or not (x) a proof of claim based on such debt is filed or deemed filed pursuant to Section 501 of the Code, (y) a Claim based on such debt is Allowed pursuant to Section 502 of the Code or (z) the holder of a Claim based on such debt has accepted this Plan; and (ii) satisfy, terminate or cancel all Interests and other rights of equity security holders in the Debtors.

                             (B) As of the Effective Date, except as otherwise
provided in this Plan or the Confirmation Order, all Persons shall be precluded from asserting against the Debtors or the Reorganized Debtors, or their respective successors or property, any other or further Claims, demands, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date. In accordance with the foregoing, except as provided in this Plan or the Confirmation Order, the Confirmation Order will be a judicial determination, as of the Effective Date, of discharge of all such Claims and other debts and liabilities against the Debtors and satisfaction, termination or cancellation of all Interests and other rights of equity security holders in the Debtors, pursuant to Sections 524 and 1141 of the Code, and such discharge will void any judgment obtained against the Debtors or the Reorganized Debtors at any time, to the extent that such judgment relates to a discharged Claim.

                        7.3. Injunctions.

                             (A) Except as otherwise provided in this Plan or
the Confirmation Order, as of the Effective Date, all Persons that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of this Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Interests or rights: (i) commencing or continuing in any manner any action or other proceeding against the Debtors or the Reorganized Debtors or their respective property; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors or the Reorganized Debtors or their respective property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtors or the Reorganized Debtors or their respective property; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors or the Reorganized Debtors or their respective property; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                             (B) As of the Effective Date, all Persons that have
held, currently hold or may hold a Claim, demand, debt, right, cause of action or liability that is released pursuant to this Plan are permanently enjoined from taking any of the following actions on account of such released Claims, demands, debts, rights, causes of action or liabilities: (i) commencing or continuing in any manner any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                             (C) In exchange for the distributions pursuant to
this Plan, each holder of an Allowed Claim receiving such distribution pursuant to this Plan will be deemed to have specifically consented to the injunctions set forth in this Section 7.3.

                        7.4. Limitation of Liability. None of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Post-Effective Date Committee, the DIP Lenders, the Pre-Petition Secured Lenders, nor any of their respective directors (except any director of the Debtors who has filed an Administrative Claim against the Debtors), employees employed by the Debtors as of the Effective Date, members, attorneys, investment bankers, restructuring consultants and financial advisors, nor any other professional Persons employed by any of them (collectively, the "Exculpated Persons"), shall have or incur any liability to any Person for any act taken or omission from and after the Petition Date in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, the formulation, negotiation, implementation, confirmation or consummation of this Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan. The Exculpated Persons shall have no liability to any Debtor, holder of a Claim, holder of an Interest, other party in interest in the Cases or any other Person for actions taken or not taken in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, this Plan or the property to be distributed under this Plan, including, without limitation, failure to obtain Confirmation of this Plan or to satisfy any condition or conditions, or refusal to waive any condition or conditions, to the occurrence of the Effective Date, and in all respects such Exculpated Persons shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities in the Cases, the management and operation of the Debtors and under this Plan.

                        7.5. Releases.

                             (A) On the Effective Date, the Reorganized Debtors
on their own behalf and as representatives of the Estates, release unconditionally, and are hereby deemed to release unconditionally, (i) each of the Debtors' directors who served at any time during the Cases, (ii) each of the Debtors' officers employed as of the Effective Date, (iii) the members of the Creditors' Committee, (iv) the DIP Lenders, (v) the Pre-Petition Secured Lenders and (vi) the attorneys, investment bankers, restructuring consultants and financial advisors of the foregoing from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or after the Petition Date through and including the Effective Date in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, the formulation, negotiation, implementation, confirmation or consummation of this Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan; provided, however, that the foregoing release shall not apply to any director of the Debtors who has filed an Administrative Claim against the Debtors.

                             (B) On the Effective Date, the Reorganized Debtors
on their own behalf and as representatives of the Estates, release unconditionally, and are hereby deemed to release unconditionally, (i) each of the Debtors' former and present officers and directors, (ii) the Pre-Petition Secured Lenders and (iii) the attorneys, investment bankers, restructuring consultants and financial advisors of the foregoing (collectively, the "Pre-Petition Releasees") from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place before the Petition Date in connection with or relating to The Warnaco Group, Inc. or any of its direct or indirect subsidiaries (the "Pre-Petition Released Matters"); provided, however, that the foregoing release shall not apply to (a) any director of the Debtors who has filed an Administrative Claim against the Debtors and (b) any persons that become the subject of enforcement proceedings brought by the Securities and Exchange Commission with respect to actions or omissions that are the subject of such proceedings.

                             (C) On the Effective Date, each holder of a Claim
that is entitled to vote on this Plan shall be deemed to have unconditionally released the Pre-Petition Releasees from the Pre-Petition Released Matters; provided, however, that the foregoing release shall not apply to (a) any director of the Debtors who has filed an Administrative Claim against the Debtors and (b) any persons that become the subject of enforcement proceedings brought by the Securities and Exchange Commission with respect to actions or omissions that are the subject of such proceedings, provided, further, that each holder of a Claim entitled to vote on this Plan may elect, by checking the box provided on the Ballot, not to grant such release.

                             (D) The Confirmation Order shall contain a
permanent injunction to effectuate the releases granted in this Section 7.5.

                        7.6. Retention and Enforcement, and Release, Of Causes Of Action. Except as otherwise set forth in this Plan, pursuant to Section 1123(b)(3)(B) of the Code, on the Effective Date, all Causes of Action, including, without limitation, the Causes of Action identified on Plan Schedule 7.6, to be filed on or before the Exhibit Filing Date, shall become the property of the Reorganized Debtors and the Reorganized Debtors shall retain all Causes of Action that the Debtors had or had power to assert immediately prior to the Effective Date, whether or not such Causes of Action are listed on Plan Schedule 7.6, and may commence or continue in any appropriate court or tribunal any suit or other proceeding for the enforcement of such Causes of Action; provided, however, that any and all of the Debtors' claims and causes of action arising under Section 547 of the Code that are not the subject of pending litigation as of the Effective Date (collectively, the "Preference Actions") shall be waived, abandoned, discharged and released pursuant to this Plan. Except with respect to Preference Actions, nothing contained in this Plan shall constitute a release, satisfaction or settlement of the Causes of Action or shall constitute waiver of the rights, if any, of the Debtors or the Reorganized Debtors to a jury trial with respect to any Cause of Action or objection to any Claim or Interest, and nothing in this Plan or the Confirmation Order shall constitute a waiver or release of any Cause of Action under the doctrine of res judicata nor shall any Cause of Action be barred or limited by any estoppel, whether judicial, equitable or otherwise.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS


                        8.1. Retention of Jurisdiction. Following the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising from or relating to the Cases to the fullest extent of applicable law, including, without limitation:

                             (A) To determine the allowability, classification
and priority of Claims and Interests upon objection, or to estimate, pursuant to
Section 502(c) of the Code, the amount of any Claim that is or is anticipated to be contingent or unliquidated as of the Effective Date;

                             (B) To construe and to take any action authorized
by the Code and requested by the Reorganized Debtors or any other party in interest to enforce this Plan and the documents and agreements filed in connection with this Plan, issue such orders as may be necessary for the implementation, execution and consummation of this Plan, including, without limiting the generality of the foregoing, orders to expedite regulatory decisions for the implementation of this Plan and to ensure conformity with the terms and conditions of this Plan, such documents and agreements and other orders of the Bankruptcy Court, notwithstanding any otherwise applicable non-bankruptcy law;

                             (C) To determine any and all applications for
allowance of compensation and expense reimbursement of professionals retained by the Debtors, the Reorganized Debtors or the Creditors' Committee, and for members of the Creditors' Committee, for periods on or before the Effective Date, and to determine any other request for payment of administrative expenses;

                             (D) To determine all matters that may be pending
before the Bankruptcy Court on or before the Effective Date;

                             (E) To resolve any dispute regarding the
implementation or interpretation of this Plan, or any related agreement or document that arises at any time before the Cases are closed, including determination, to the extent a dispute arises, of the entities entitled to a distribution within any particular Class of Claims and of the scope and nature of the Reorganized Debtors' obligations to cure defaults under assumed contracts, leases, franchises and permits;

                             (F) To determine any and all matters relating to
the rejection, assumption or assignment of executory contracts or unexpired leases entered into prior to the Petition Date, the nature and amount of any Cure required for the assumption of any executory contract or unexpired lease, and the allowance of any Claim resulting therefrom;

                             (G) To determine all applications, adversary
proceedings, contested matters and other litigated matters that were brought or that could have been brought in the Bankruptcy Court on or before the Effective Date;

                             (H) To determine matters concerning local, state
and federal taxes in accordance with Sections 346, 505 and 1146 of the Code, and to determine any tax claims that may arise against the Debtors or the Reorganized Debtors as a result of the transactions contemplated by this Plan; and

                             (I) To modify this Plan pursuant to Section 1127 of
the Code or to remedy any apparent nonmaterial defect or omission in this Plan, or to reconcile any nonmaterial inconsistency in this Plan so as to carry out its intent and purposes.

                        From the Confirmation Date through the Effective Date, the Bankruptcy Court shall retain jurisdiction with respect to each of the foregoing items and all other matters that were subject to its jurisdiction prior to the Confirmation Date.

                        8.2. Terms Binding. Upon the entry of the Confirmation Order, all provisions of this Plan, including all agreements, instruments and other documents filed in connection with this Plan and executed by the Debtors or the Reorganized Debtors in connection with this Plan, shall be binding upon the Debtors, the Reorganized Debtors, all Claim and Interest holders and all other Persons that are affected in any manner by this Plan. All agreements, instruments and other documents filed in connection with this Plan shall have full force and effect, and shall bind all parties thereto as of the entry of the Confirmation Order, whether or not such exhibits actually shall be executed by parties other than the Debtors or the Reorganized Debtors, or shall be issued, delivered or recorded on the Effective Date or thereafter.

                        8.3. Successors and Assigns. The rights, benefits and obligations of any Person named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor or assignee of such Person.

                        8.4. Confirmation Order and Plan Control. In the event of any inconsistency between this Plan and the Disclosure Statement, any exhibit to this Plan or any other instrument or document created or executed pursuant to this Plan, this Plan shall control. In the event of any inconsistency between the Plan and the Confirmation Order, the Confirmation Order shall control.

                        8.5. Governing Law. Except to the extent that the Code or any other federal law is applicable or to the extent the law of a different jurisdiction is validly elected by the Debtors, the rights, duties and obligations arising under this Plan shall be governed in accordance with the substantive laws of the United States of America and, to the extent federal law is not applicable, the laws of the State of New York.

                        8.6. Severability. If the Bankruptcy Court determines at the Confirmation Hearing that any material provision of this Plan is invalid or unenforceable, such provision, subject to Section 1127 of the Code, shall be severable from this Plan and shall be null and void, and, in such event, such determination shall in no way limit or affect the enforceability or operative effect of any or all other portions of this Plan.

                        8.7. Incorporation by Reference. Each Exhibit or Schedule to this Plan is incorporated herein by reference.

                        8.8. Modifications to this Plan. Upon the mutual consent of the Debtors, the Debt Coordinators and the Creditors' Committee, this Plan, and any Exhibit or Schedule to this Plan, may be amended or modified at any time prior to the Confirmation Date in accordance with the Code and Bankruptcy Rules.

                        8.9. Revocation, Withdrawal or Non-Consummation. The Debtors reserve the right to revoke or withdraw this Plan at any time prior to the Effective Date. If the Debtors revoke or withdraw this Plan prior to the Effective Date, or if the Confirmation Date or the Effective Date does not occur, then this Plan, any settlement or compromise embodied in this Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), the assumption or rejection of executory contracts or leases effected by this Plan, and any document or agreement executed pursuant to this Plan, shall be null and void. In such event, nothing contained herein, and no acts taken in preparation for consummation of this Plan, shall be deemed to constitute a waiver or release of any Claims by or against any of the Debtors or any other Person, to prejudice in any manner the rights of any of the Debtors or any Person in any further proceedings or to constitute an admission of any sort by any of the Debtors or any other Person.

                        8.10. Notice. Any notice required or permitted to be provided under this Plan shall be in writing and served by (a) certified mail, return receipt requested, (b) hand delivery or (c) overnight delivery service, to be addressed as follows:

                  If to the Debtors:

                                    The Warnaco Group, Inc.
                                    90 Park Avenue
                                    New York, New York 10016
                                    Attention:  Stanley P. Silverstein, Esq.


                  With a copy to:

                                    Sidley Austin Brown & Wood LLP
                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention:  J. Ronald Trost, Esq.
                                                Kelley A. Cornish, Esq.
                                                Shalom L. Kohn, Esq.
                                                Elizabeth R. McColm, Esq.

                  If to the Creditors' Committee:

                                    Otterbourg, Steindler, Houston & Rosen, P.C.
                                    230 Park Avenue
                                    New York, New York 10169-0075
                                    Attention:  Scott L. Hazan, Esq.
                                                Enid N. Stuart, Esq.


                  If to the DIP Lenders:

                                    Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, New York 10153
                                    Attention:  Marcia L. Goldstein, Esq.
                                                Brian Rosen, Esq.


                  If to the Debt Coordinators for the Pre-Petition Secured
                  Lenders:

                                    Shearman & Sterling
                                    599 Lexington Avenue
                                    New York, New York 10022
                                    Attention:  James L. Garrity, Jr., Esq.
                                                Marc B. Hankin, Esq.

Dated:  October 1, 2002
                           Respectfully submitted,

                           THE WARNACO GROUP, INC.
                           184 BENTON STREET INC.
                           A.B.S. CLOTHING COLLECTION, INC.
                           ABBEVILLE MANUFACTURING COMPANY
                           AEI MANAGEMENT CORPORATION
                           AUTHENTIC FITNESS CORPORATION
                           AUTHENTIC FITNESS ON-LINE, INC.
                           AUTHENTIC FITNESS PRODUCTS INC.
                           AUTHENTIC FITNESS RETAIL INC.
                           BLANCHE, INC.
                           CCC ACQUISITION CORP.
                           CCC ACQUISITION REALTY CORP.
                           C.F. HATHAWAY COMPANY
                           CALVIN KLEIN JEANSWEAR COMPANY
                           CKJ HOLDINGS, INC.
                           CKJ SOURCING, INC.
                           DESIGNER HOLDINGS LTD.
                           GREGORY STREET, INC.
                           JEANSWEAR HOLDINGS, INC.
                           KAI JAY MANUFACTURING COMPANY
                           MYRTLE AVENUE, INC.
                           OUTLET HOLDINGS, INC.
                           OUTLET STORES, INC.
                           PENHALIGON'S BY REQUEST, INC.
                           RIO SPORTSWEAR, INC.
                           UBERTECH PRODUCTS, INC.
                           VENTURES LTD.
                           WARMANA LIMITED
                           WARNACO INC.
                           WARNACO INTERNATIONAL, INC.
                           WARNACO INTERNATIONAL, LLC
                           WARNACO MEN'S SPORTSWEAR INC.
                           WARNACO OF CANADA COMPANY
                           WARNACO PUERTO RICO, INC.
                           WARNACO SOURCING INC.
                           WARNACO U.S. INC.
                           WARNACO VENTURES LTD.
                           WARNER'S DE COSTA RICA INC.

                           Debtors and Debtors-in-Possession

                           By:  /s/ Antonio C. Alvarez II
                               -----------------------------
                                Antonio C. Alvarez II
                                President and Chief Executive Officer of
                                The Warnaco Group, Inc. and Authorized Signatory

                               PLAN SCHEDULE 1.31

                                 LIST OF DEBTORS

----------------------------------------------------------------------------------------------------------------------
                   Debtor                       Jurisdiction of Incorporation                 Case Number
----------------------------------------------------------------------------------------------------------------------
184 Benton Street Inc.                                     Delaware                       No. 01-41644 (RLB)
----------------------------------------------------------------------------------------------------------------------
A.B.S. Clothing Collection, Inc.                          California                      No. 01-41645 (RLB)
----------------------------------------------------------------------------------------------------------------------
Abbeville Manufacturing Company                            Delaware                       No. 01-41646 (RLB)
----------------------------------------------------------------------------------------------------------------------
AEI Management Corporation                                California                      No. 01-41647 (RLB)
----------------------------------------------------------------------------------------------------------------------
Authentic Fitness Corporation                              Delaware                       No. 01-41648 (RLB)
----------------------------------------------------------------------------------------------------------------------
Authentic Fitness On-Line, Inc.                             Nevada                        No. 01-41649 (RLB)
----------------------------------------------------------------------------------------------------------------------
Authentic Fitness Products Inc.                            Delaware                       No. 01-41650 (RLB)
----------------------------------------------------------------------------------------------------------------------
Authentic Fitness Retail Inc.                              Delaware                       No. 01-41651 (RLB)
----------------------------------------------------------------------------------------------------------------------
Blanche, Inc.                                              Delaware                       No. 01-41652 (RLB)
----------------------------------------------------------------------------------------------------------------------
CCC Acquisition Corp.                                      Delaware                       No. 01-41653 (RLB)
----------------------------------------------------------------------------------------------------------------------
CCC Acquisition Realty Corp.                               Delaware                       No. 01-41654 (RLB)
----------------------------------------------------------------------------------------------------------------------
C.F. Hathaway Company                                      Delaware                       No. 01-41655 (RLB)
----------------------------------------------------------------------------------------------------------------------
Calvin Klein Jeanswear Company                             Delaware                       No. 01-41656 (RLB)
----------------------------------------------------------------------------------------------------------------------
CKJ Holdings, Inc.                                         Delaware                       No. 01-41657 (RLB)
----------------------------------------------------------------------------------------------------------------------
CKJ Sourcing, Inc.                                         Delaware                       No. 01-41658 (RLB)
----------------------------------------------------------------------------------------------------------------------
Designer Holdings Ltd.                                     Delaware                       No. 01-41659 (RLB)
----------------------------------------------------------------------------------------------------------------------
Gregory Street, Inc.                                       Delaware                       No. 01-41660 (RLB)
----------------------------------------------------------------------------------------------------------------------
Jeanswear Holdings, Inc.                                   Delaware                       No. 01-41661 (RLB)
----------------------------------------------------------------------------------------------------------------------
Kai Jay Manufacturing Company                              Delaware                       No. 01-41662 (RLB)
----------------------------------------------------------------------------------------------------------------------
Myrtle Avenue, Inc.                                        Delaware                       No. 01-41663 (RLB)
----------------------------------------------------------------------------------------------------------------------
Outlet Holdings, Inc.                                      Delaware                       No. 01-41664 (RLB)
----------------------------------------------------------------------------------------------------------------------
Outlet Stores, Inc.                                        Delaware                       No. 01-41665 (RLB)
----------------------------------------------------------------------------------------------------------------------
Penhaligon's by Request, Inc.                              Delaware                       No. 01-41666 (RLB)
----------------------------------------------------------------------------------------------------------------------
Rio Sportswear, Inc.                                       Delaware                       No. 01-41667 (RLB)
----------------------------------------------------------------------------------------------------------------------
Ubertech Products, Inc.                                    Delaware                       No. 01-41668 (RLB)
----------------------------------------------------------------------------------------------------------------------
Ventures Ltd.                                              Delaware                       No. 01-41669 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warmana Limited                                            Delaware                       No. 01-41670 (RLB)
----------------------------------------------------------------------------------------------------------------------
The Warnaco Group, Inc.                                    Delaware                       No. 01-41643 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco Inc.                                               Delaware                       No. 01-41671 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco International, Inc.                                Delaware                       No. 01-41672 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco International LLC                                  Delaware                       No. 01-41673 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco Men's Sportswear Inc.                              Delaware                       No. 01-41674 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco of Canada Company                                   Canada                        No. 01-41675 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco Puerto Rico, Inc.                                  Delaware                       No. 01-41676 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco Sourcing Inc.                                      Delaware                       No. 01-41677 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco U.S. Inc.                                          Delaware                       No. 01-41678 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warnaco Ventures Ltd.                                      Delaware                       No. 01-41679 (RLB)
----------------------------------------------------------------------------------------------------------------------
Warner's De Costa Rica Inc.                                Delaware                       No. 01-41680 (RLB)
----------------------------------------------------------------------------------------------------------------------


                                PLAN SCHEDULE 1.6

                             ALVAREZ INCENTIVE BONUS

             Cash                                                           $1.95 million(1)

             New Warnaco Senior Subordinated Notes                          $0.94 million(2)

             New Warnaco Common Shares                                      $2.81 million(3)
               (0.592% of outstanding shares, subject to                    -------------
               dilution on account of Management Stock
               Incentive Program)

             Total Alvarez Incentive Bonus                                  $5.70 million
               (Aggregate Estimated Value of Cash,                          =============
               New Warnaco Senior Subordinated Notes
               and New Warnaco Common Shares)



--------------------
(1) As provided in the Alvarez Agreement, reflects the minimum cash bonus payment of $2.25 million reduced by $301,000 previously received by Mr. Alvarez.
(2) Calculated based upon the formula provided in the Alvarez Agreement.
(3) Based upon the formula provided in the Alvarez Agreement and assuming an estimated $485.6 equity value of Reorganized Warnaco (see Disclosure Statement,
Section VI.C.2.(b)), Mr. Alvarez is entitled to receive 0.453% of the New Warnaco Common Shares under the Alvarez Agreement. In recognition of Mr. Alvarez's substantial contribution to the Debtors' successful reorganization in these Cases, Mr. Alvarez will receive an additional 0.139% of the New Warnaco Common Shares (see Disclosure Statement, Section II.B.4.(h)(iv)).

                               PLAN SCHEDULE 1.65

                  PRINCIPAL TERMS AND CONDITIONS OF NEW WARNACO
                            SENIOR SUBORDINATED NOTES


         Principal:          $200.94 million

         Maturity:           5 Years

         Interest Rate:      To be paid on a quarterly basis at the higher of
                             (i) 9.5% and (ii) LIBOR plus 500 basis points, with
                             a semi-annual rate increase of 50 basis points
                             commencing July 5, 2003

         Amortization:       Payable annually in the amount of $40.2 million,
                             subject to covenants, including maintenance of
                             minimum availability of $75.0 million
                             post-amortization and maintenance of a fixed charge
                             coverage ratio of 1.25x

         Security:           Second lien to Exit Financing Facility

         Monetization:       Reorganized Warnaco will use reasonable best
                             efforts to pre-pay the New Warnaco Senior
                             Subordinated Notes following the Effective Date


                               PLAN SCHEDULE 1.66

                          ORIGINAL DOMESTIC FACILITIES

1. U.S. $600 million U.S. Amended and Restated Revolving Credit Facility, dated 11/17/99

2.  U.S. $450 million 5-Year Revolving Credit Facility, dated 11/17/99

3.  U.S. $600 million Bridge Facility, dated 11/17/99

4.  U.S. $21.5 million KBC Term Facility, dated 7/31/98

5. U.S. $15 million Dai-ichi Kangyo Bank, Ltd. Credit Facility, entered into on 10/6/00

6.  Bank of Nova Scotia Equity forward purchase agreement, dated 12/10/99

7.  SunTrust Bank Equity forward purchase agreement, dated 2/10/00

8.  FRF 370,000,000 Societe Generale Term Loan, dated 7/9/96

                               PLAN SCHEDULE 1.67

                           ORIGINAL FOREIGN FACILITIES


----------------------------------------------------------------------------------------------------------------------
                                                                                                   Principal Balance +
                                                      Facility                                           Currency
----------------------------------------------------------------------------------------------------------------------
CN $30,000,000 Revolving Facility, dated 9/24/96
----------------------------------------------------------------------------------------------------------------------
'L'9,000,000 U.K. Facility Agreement, dated 5/15/95
----------------------------------------------------------------------------------------------------------------------
FRF 480,000,000 French Franc Revolving Line of Credit, dated 10/31/96 and amended 4/17/98
----------------------------------------------------------------------------------------------------------------------
2,500,000,000 Italian Lire Unicredito Credit Line Facility, dated 7/9/98
----------------------------------------------------------------------------------------------------------------------
35,000,000 Belgian Francs Overdraft Facility, dated 12/2/98
----------------------------------------------------------------------------------------------------------------------
U.S. $6,000,000 Bank of Nova Scotia Hong Kong Overdraft Facility, dated 8/24/99
----------------------------------------------------------------------------------------------------------------------
U.S. $10,000,000 Bank of East Asia Letter of Credit Facility, dated 9/13/96
----------------------------------------------------------------------------------------------------------------------
U.S. $75,000,000 Bank of America Letter of Credit Facility, dated 1/10/00
----------------------------------------------------------------------------------------------------------------------
Societe Generale Overdraft Facilities:
     20,000,000 Austrian Shillings dated 7/26/99
     4,000,000 Deutsche Marks dated 3/21/00
     $6,000,000 Multi-Purpose dated 10/29/97
     7,500,000 French Francs dated 7/31/98
----------------------------------------------------------------------------------------------------------------------
U.S. $500,000,000 6th Amended and Restated Credit Agreement, dated 11/17/99
----------------------------------------------------------------------------------------------------------------------
$91,700,000 uncommitted Citibank Letter of Credit, dated 8/4/99
----------------------------------------------------------------------------------------------------------------------
U.S. $27,000,000 Standard Chartered Bank Letter of Credit Facility Letter, dated 12/29/99
----------------------------------------------------------------------------------------------------------------------


                                PLAN SCHEDULE 3.1

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED

                                PLAN SCHEDULE 3.1

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED



----------------------------------------------------------------------------------------------------------------------------
                                                                                        CONTRACT             REJECTION
                                                                     CONTRACT         DATE/CONTRACT          EFFECTIVE
 CONTRACT PARTY                       NOTICE ADDRESS                DESCRIPTION       EXTENSION DATE           DATE
----------------------------------------------------------------------------------------------------------------------------

                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                                                                                           expiration date
                                   B-12 Nizamuddin West, New       Buying Agency                           of contract or
                                   Delhi 110013, India Contact:    Agreement - Non                         lease
 Impulse (India) Private Limited        Ashwani Gupta                 exclusive          03/28/00
----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 701250 San Antonio,      Utility Tool                           Reject as of
             ASNA                      TX 78270-1250                 (software)          01/31/03          1/31/03
----------------------------------------------------------------------------------------------------------------------------

                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                  25 Communications Highway,                                               expiration date
                                   Drawer 6000, Hyannis, MA                                                of contract or
                                   02601 Contact: Kristen         Software 2000 /                          lease
           Infinium                     Hambleton                 Financial Sys.
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                                                                                           expiration date
                                  909 Third Ave. 12th Floor New                                            of contract or
                                  York, NY 10022 Contact: Robert                                           lease
       Cable & Wireless                        Law                 Internet T1           11/3/1999
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                                                                                           expiration date
                                                                                                           of contract or
                                  2225 American Dr Neenah WI                                               lease
 PITNEY BOWES (PBCC)                     54656-1005               1 DL4S COPIER          11/1/99
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                                                                                           expiration date
                                                                                                           of contract or
                                  P.O. Box 642555 Pittsburgh, PA  KONICA 7265 DIG                          lease
      G.E. CAPITAL                         15264-2555                COPIER              7/1/00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                                                                                           expiration date
                                                                                                           of contract or
                                   99 Park Ave. New York NY                                                lease
   VISTA BUSINESS EQUIP                      10016                 Two Iris printers
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Earlier of
                                                                                                           Effective Date
                                                                                                           of Plan and
                                                                                                           expiration date
                                                                                                           of contract or
                                 P.O. Box 41647 Philadelphia, PA    2 FAX MACHINES--                       lease
CITICORP VENDOR FINANCE                      19101                         NY            MAY 99
----------------------------------------------------------------------------------------------------------------------------
                                 Helmsley-Spear, Inc. 60 E. 42nd
                                   Street, New York, NY 10165      Real property lease at
                                 230 Park Ave. Ste 559 New York,   1385 Broadway, New
 1385 Broadway Company                     NY 10169                     York, NY         2/28/95               5/31/03
----------------------------------------------------------------------------------------------------------------------------


                                PLAN SCHEDULE 3.1

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED



----------------------------------------------------------------------------------------------------------------------------
                                                                                        CONTRACT             REJECTION
                                                                     CONTRACT         DATE/CONTRACT          EFFECTIVE
 CONTRACT PARTY                       NOTICE ADDRESS                DESCRIPTION       EXTENSION DATE           DATE
----------------------------------------------------------------------------------------------------------------------------
                                                               Real property lease at
                                                               149 Madison Ave 5th
     149 Madison, LLC                                                Floor                Apr-96                5/31/03
----------------------------------------------------------------------------------------------------------------------------
                                                               Real property lease at
                                  C/O Lend Lease Real Estate     Milford Crowne
 Corporate Campus I Joint       Investments, Inc., 787 Seventh  Plaza/Wheelers
        Venture                   Ave., New York, NY 10019        Farms Road             12/24/98               5/31/03
----------------------------------------------------------------------------------------------------------------------------
                                   C/O MRC Management LLC
                                330 Madison Ave. New York, NY
                                 10017 Att: Mr. David L Sims
                                Proskaur Rose 1585 Broadway,   Real property lease at
                                   New York, NY 10036 Att:      90 Park Ave. (12th,    10/24/63 as amended
  Ninety Park Property LLC         Lawrence J. Lipson, Esq.    13th and 26th Floor)        5/27/99              5/31/03
----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Earlier of
                                                                                                             Effective Date
                                                                                                             of Plan and
                                                                                                             expiration date
                                 200 Park Ave. 6th Floor New     Telecommunications                          of contract or
                                   York, NY 10016 Contact:           Voice and                               lease
           MCI                         Deborah Drake            Data/Service Contract     Oct-98
----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Earlier of
                                                                                                             Effective Date
                                                                                                             of Plan and
                                                                                                             expiration date
                                                                                                             of contract or
                                 71 Hammer Mill Rd. Rocky Hill,  Iron Mountain Off Site                      lease
       Iron Mountain            CT 06067 Contact: Matt Cronin         Data Storage         1999
----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Earlier of
                                                                                                             Effective Date
                                                                                                             of Plan and
                                                                                                             expiration date
                                 500 W. Madison St. Suite 2050                                               of contract or
                                 Chicago IL 60661 Contact: Eric                                              lease
        Veri-Sign                           Johnson               AS/400 Software          9/29/01
----------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

                               PLAN SCHEDULE 3.2

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED


                                                                                                   CONTRACT
                                                                                                DATE/CONTRACT
        CONTRACT PARTY                NOTICE ADDRESS                CONTRACT DESCRIPTION        EXTENSION DATE   CURE AMOUNT
---------------------------------------------------------------------------------------------------------------------------
         Inseco Inc.         15 W. 39th Street New York, NY   Buying Agency Agreement - Non
                              10015 Contact: Mike Behmoaras               exclusive               02/07/97          0.00
---------------------------------------------------------------------------------------------------------------------------
                               2399 Mandeville Canyon Road,
       Allen B. Schwartz          Los Angeles, CA 90049                  Name agreement            9/1/99           0.00
---------------------------------------------------------------------------------------------------------------------------
                              Nancy Ganz, 300 Central Park West
                                 Apt. 2L New York, NY 10024
                                Paul Weiss Rifkind Wharton &
                                Garrison 1285 Avenue of the
                                 Americas, NY NY 10019 Att:
          Nancy Ganz               Robert M. Hirsh, Esq.                 Name Agreement           7/17/1996         0.00
---------------------------------------------------------------------------------------------------------------------------
                                c/o Evan Morgenstein Premier
                               Management 200 Merry Hill Drive
         Amanda Beard               Raleigh, NC 27606              Athlete/Coach Agreement         6/1/01           0.00
---------------------------------------------------------------------------------------------------------------------------
                                  4948 Caldwell Mill Road
    Ambrose (Rowdy) Gaines        Birmingham, AL 35243             Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                              c/o Gold Medal Management 1750-
         Amy Van Dyken         14th Street Boulder, CO 80302       Athlete/Coach Agreement        03/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
       Barbara Lindquist       P.O. Box 284 Wilson, WY 83014       Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                             505 Attleboro Avenue Bakersfield
          Bob Steele                  CA 93314-4909                Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                               c/o Evan Morgenstein Premier
                              Management 200 Merry Hill Drive
        Brooke Bennett              Raleigh, NC 27606              Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                               c/o Evan Margenstein Premier
                              Management 200 Merry Hill Drive
        Chris Thompson              Raleigh, NC 27606              Athlete/Coach Agreement        O6/01/O1          0.00
---------------------------------------------------------------------------------------------------------------------------
         Colleen Lanne         1914 David St. Austin, TX 78705     Athlete/Coach Agreement        03/27/01          0.00
---------------------------------------------------------------------------------------------------------------------------
   College Swimming Coaches   P.O. Box 63285 Colorado Springs,
    Association of America              CO 801962                  Athlete/Coach Agreement        07/01/98          0.00
---------------------------------------------------------------------------------------------------------------------------
                           155 International Drive #609 Athens,
        Courtney Shealy                GA 30605                    Athlete/Coach Agreement        09/01/00          0.00
---------------------------------------------------------------------------------------------------------------------------
                             c/o SFX 220 West 42nd St. 12th
                              Floor New York, NY 10036 (SFX,
       Cristina Teuscher                 N1272)                    Athlete/Coach Agreement        04/01/00          0.00
---------------------------------------------------------------------------------------------------------------------------
       Cynthia Gallagher     1586 Electric Ave. Venice CA 90291    Athlete/Coach Agreement        07/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
                               245 E. 72nd St. Apt. 9G New York,
    Dara Torres (Wilhelmina)          NY 10021-4588               Athlete/Coach Agreement         08/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
                                8604 Constance Way Knoxville, TN
        Dave Parrington                   37923                   Athlete/Coach Agreement         04/17/98          0.00
---------------------------------------------------------------------------------------------------------------------------
                              21762 Quiet Oak Drive Lake Forest,
           Dave Salo                    CA 92630                  Athlete/Coach Agreement         01/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
                                1774 Girard Ave. S. Minneapolis,
          Dennis Dale                   MN 55403                  Athlete/Coach Agreement          Jan 01           0.00
---------------------------------------------------------------------------------------------------------------------------
                               201 Sesqui Trail Columbia, SC
          Donald Gibb                     29223                  Athlete/Coach Agreement          01/01/00          0.00
---------------------------------------------------------------------------------------------------------------------------
          Ed Sinnott       8222 Forest Hills Dallas, TX 75218    Athlete/Coach Agreement          01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                              3640 Churchwell Ct. Tucker GA
          Ed Spencer                      30084                  Athlete/Coach Agreement          01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                             5924 Gorham Glen Lane Austin TX
          Eddie Reese                     78739                  Athlete/Coach Agreement          01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
         Greg Louganis        P.O. Box 4130 Malibu CA 90265      Athlete/Coach Agreement          01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                             4962 Starling Way La Palma, CA
          Hongping Li                     90623                  Athlete/Coach Agreement          01/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
                            500 Crooked Oak Ct. Longwood, FL
         Hunter Kemper                    32779                  Athlete/Coach Agreement          01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED


                                                                                                   CONTRACT
                                                                                                DATE/CONTRACT
        CONTRACT PARTY                NOTICE ADDRESS                CONTRACT DESCRIPTION        EXTENSION DATE   CURE AMOUNT
---------------------------------------------------------------------------------------------------------------------------
                            1335 Mountain Ave. Santa Barbara,
        Ira Klein                       CA 93101                   Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                              125 Tipperary Rd. Athens, GA
        Jack Bauerle                      30606                    Athlete/Coach Agreement        1/1/2001          0.00
---------------------------------------------------------------------------------------------------------------------------
                            417 Idlewyld Drive Ft. Lauderdale,
        Jack Nelson                     FL 33301                   Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                              5377 Traci Drive Santa Barbara,
        Jason Lezak                     CA 93111                   Athlete/Coach Agreement       10/15/98           0.00
---------------------------------------------------------------------------------------------------------------------------
                              6116 Jordan Drive Loveland,CO
        Jay Schryver                      80537                    Athlete/Coach Agreement        05/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                            3522 Glencairn Rd. Shaker Heights,
        Jerry Holtrey                   OH 44122                   Athlete/Coach Agreement        01/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
                            5507 Mr. Bonnell Rd..Austin, TX
        Jill Sterkel                      78731                    Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------
                             c/o Epstein 8631 Constence Way
        Joanna Zeiger              Knoxville, TN 37923             Athlete/Coach Agreement        01/01/99          0.00
---------------------------------------------------------------------------------------------------------------------------
                              806 Defense Drive Marlton, NJ
        John Carroll                      08053                    Athlete/Coach Agreement        09/01/98          0.00
---------------------------------------------------------------------------------------------------------------------------
                             105 Rockland Ave. Larchmont, NY
        John Collins                      10538                    Athlete/Coach Agreement        01/01/01          0.00
---------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2


         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
         CONTRACT PARTY                       NOTICE ADDRESS                CONTRACT DESCRIPTION  EXTENSION DATE  CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                      190 S. County Road #5 Ft. Collins,
          John Mattos                            CO 80524                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
           John Morse                  2713 Wortham Nashville, TN 37215   Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                     7515 Little River Road Knoxville,
         John Trembley                          TN 37920                  Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
           Josh Davis                 4408 Airport Blvd. Austin TX 78722  Athlete/Coach Agreement    01/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                     801 Astoria Park Dr. Bakersfield, CA
         Kerry Classen                             93311                  Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       4743 S. Cedar Rd. Evergreen, CO
         Kerstin Weule                             80439                  Athlete/Coach Agreement    03/27/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                           6000 N. Maple Grove Rd.
         Kris Kirchner                      Bloomington, IN 47404         Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      1726 Colony Drive Wyomissing, PA
         Kristy Kowal                              19610                  Athlete/Coach Agreement    04/01/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      7315 San Carlos Road Jacksonville,
         Larry Shofe                              FL 32217                Athlete/Coach Agreement    07/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                     LK Sports Inc.
                                     attn: Peter Carlisle
                                     Octagon
                                     50 Courtland Pier
                                     Portland, ME 04101 OR LK Sports INc.
       Lenny Krayzelburg             Octagon Box 17574 Portland, ME 04112 Athlete/Coach Agreement    07/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                        c/o Evan Morgenstein Premier
                                       Management 200 Merry Hill Drive
         Lindsay Benko                        Raleigh, NC 27606           Athlete/Coach Agreement    07/01/99        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      c/o Premier Management Merry Hill
           Mark Ruiz                       Drive Raleigh, NC 27606        Athlete/Coach Agreement    07/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       A-104 Surfside Ave. Surfside, CA
         Mark Schubert                             90743                  Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       4900 Calhoun Canyon Loop Austin,
         Matt Scoggins                             TX 78735               Athlete/Coach Agreement    10/15/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                         11602-135th Street, Court E
          Megan Quann                         Puyallup, WA 98374          Athlete/Coach Agreement    10/01/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      1704 Todd Trail College Station TX
          Melvin Nash                              77845                  Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       1 Olympic Plaza Colorado Springs
        Michael Smedley                            CO 80909               Athlete/Coach Agreement     Mar O1         0.00
------------------------------------------------------------------------------------------------------------------------------
                                       3431 E. Cherokee Street Phoenix,
         Mike Chasson                             AZ 85044                Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
         Mike Hastings                 10755 Voyaitzes Auburn CA 95603    Athlete/Coach Agreement    01/01/01        0.00 '
------------------------------------------------------------------------------------------------------------------------------
                                       1801 Lakeshore Drive Austin, TX
          Mike Walker                              78746                  Athlete/Coach Agreement    01/01/O1        0.00
------------------------------------------------------------------------------------------------------------------------------
                                        1869 Alma Road Palo Alto, CA
          Misty Hyman                              94301                  Athlete/Coach Agreement    06/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       11123 Powers Avenue Cockeyville,
        Muray Stephens                             MD 21030               Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      c/o IMG 1360 East 9th St., Ste 100
         Neil Walker                          Cleveland, OH 44114         Athlete/Coach Agreement    08/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
        Nort Thornton                      4 Irvine Moraga, CA 64556      Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       10104 Whitehorn Drive Charlotte,
        Patrick Hogan                              NC 28277               Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                           14910 SW Carlsbad Drive
         Paul Bergen                         Beaverton, OR 97007          Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      216 Ridgeway Drive Little Rock, AR
         Paul Blair                                 72205                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       22253 N. DeAnza Circle Cupertino
       Pete Raykovich                              CA 95014               Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2


         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
         CONTRACT PARTY                       NOTICE ADDRESS                CONTRACT DESCRIPTION  EXTENSION DATE  CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                        14320 Diplomat Drive Tampa, FL
         Peter Banks                               33613                  Athlete/Coach Agreement    1/1/1999        0.00
------------------------------------------------------------------------------------------------------------------------------
         Peter Malone                   8008 West Gate Lenexa, KS 66215   Athlete/Coach Agreement    01/01/O1        0.00
------------------------------------------------------------------------------------------------------------------------------
                                         3252 E. Highland Phoenix, AZ
      Pierre LaFontaine                             85018                 Athlete/Coach Agreement    01/01/99        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      c/o Premier Management Merry Hill
           Rada Owen                       Drive Raleigh, NC 27606        Athlete/Coach Agreement    09/01/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      730 Springvale Rd. Great falls, VA
         Richard Curl                              22066                  Athlete/Coach Agreement    07/31/95        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       725 Hobart Street Menlo Park, CA
         Richard Quick                              94025                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      3208 Sunset Avenue Norristown, PA
       Richard Shoulberg                            19401                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                        2618 5th St. SW Puyallup, WA
          Rick Benner                               98373                 Athlete/Coach Agreement    01/O1/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       48 Pearce Mitchell Stanford, CA
         Rick Schavone                              94305                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       941 N. Calvert St. Baltimore, MD
         Robert Bowman                              21202                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
          Scott Tucker                  197 Pineview Irvine, CA 92620     Athlete/Coach Agreement    05/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      c/o SFX 220 West 42nd Street, 12th
                                          Floor New York, NY 10036
          Janet Evans                            SFX(N1598)               Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
        Sheila Taormina                30542 Puritan Livonia, MI 48154    Athlete/Coach Agreement    01/01/99        0.00
------------------------------------------------------------------------------------------------------------------------------
                                        1316 Ann Court West Linn, OR
          Skip Runkle                               97068                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                         c/o Thomas Wojslowoucs 93
   Speedo/NISCA Sponsorship            Kennedy Blvd. Bayonne, NJ 07002    Athlete/Coach Agreement    09/01/00        0.00
------------------------------------------------------------------------------------------------------------------------------
        Steve Collins                  5233 Vanderbilt Dallas, TX 75206   Athlete/Coach Agreement    O1/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       44 Maplewood Drive Cranbury, NJ
        Susan Teeter                                08512                 Athlete/Coach Agreement    01/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                     501 Seabreeze Blvd. Ft. Lauderdale,
        Tim O'Brien                                FL 33316               Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                         c/o Evan Morgenstein Premier
                                        Management 200 Merry Hill Drive
        Tom Malchow                            Raleigh, NC 27606          Athlete/Coach Agreement    07/01/99        0.00
------------------------------------------------------------------------------------------------------------------------------
        Tom Wilkens                    2 Alpha Ct. Middletown, NJ 07748   Athlete/Coach Agreement    07/15/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      University Athletic Assoc. Inc. PO
   University of Florida               14485 Gainesville, FL 32604-2485   Athlete/Coach Agreement    07/01/98        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       Athletic Department 1000 S. State
   University of Michigan                  Street Ann Arbor, MI 48109     Athlete/Coach Agreement    07/01/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                      Jean Freeman3508 Spain Place NE
   University of Minnesota                   Minneapolis, MN 55418        Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                     Athletic Department University Hall
    University of Virginia                Charlottesville, VA 22903       Athlete/Coach Agreement    07/15/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       1 Olympic Plaza Colorado Springs
        USA Swimming                               CO 80909               Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       2600 Darling Road Blacklick, OH
        Vince Panzano                               43004                 Athlete/Coach Agreement    01/01/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                        111 Wall Street New York, NY
          Citibank                       10043 Contact: David Humza       Retirement Plan Trustee    06/29/89        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       1400 Merrill Lynch Drive, MSC
                                       04BSPR0, Pennington, NJ 08534-     Savings Plan Trustee and
        Merrill Lynch                  4125 Contact: Connie Carpenter           Recordkeeper         05/01/95        0.00
------------------------------------------------------------------------------------------------------------------------------
 Deloite & Touche Tax Technologies    1751 Lake Cook Road Deerfield, IL  CORPTax Return Preparation  1/01/01-
              LLC                        60015 Contact: Chris Popson         Software License        12/31/03        0.00
------------------------------------------------------------------------------------------------------------------------------
                                       Attn: Ramona Brookshire 3911 S.
                                       Walton Walker Blvd. Dallas, TX       Vendor agreement for
             AAFES                                  75236               markdowns, advertising, etc. 3/8/2002        0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                            Vendor agreement for
             Gart's                     PO Box 46527 Denver, CO 80201   markdowns, advertising, etc. 3/14/2002       0.00
------------------------------------------------------------------------------------------------------------------------------
                                        702 SW 8th St. Bentonville, AK      Vendor agreement for
           Sam's Club                               72716               markdowns, advertising, etc. 11/1/2001       0.00
------------------------------------------------------------------------------------------------------------------------------

                                        4

------------------------------------------------------------------------------------------------------------------------------
                                                               PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                        LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CONTRACT
                                                                                                       DATE/CONTRACT     CURE
        CONTRACT PARTY                      NOTICE ADDRESS                 CONTRACT DESCRIPTION        EXTENSION DATE   AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                  920 Foothill Blvd. La Canada CA          Vendor agreement for
        Sport Chalet                              91011                 markdowns, advertising, etc.       3/14/2002     0.00
------------------------------------------------------------------------------------------------------------------------------
                                      PO Box 508003 Lauderdale, FL         Vendor agreement for
      Sports Authority                         33340-7002               markdowns, advertising, etc.       5/28/2002     0.00
------------------------------------------------------------------------------------------------------------------------------
                                    702 SW 8th St. Bentonville, AK         Vendor agreement for
           Wal-Mart                               72716                 markdowns, advertising, etc.                     0.00
------------------------------------------------------------------------------------------------------------------------------
      Bed, Bath & Beyond            650 Liberty Ave. Union, NJ 07083            EDI Agreement             11/10/1998     0.00
------------------------------------------------------------------------------------------------------------------------------
                                    Attn: Dean Worley 1600 Cantrell
           Dillards                      Rd. Little Rock, AR 72201              EDI Agreement              7/31/2000     0.00
------------------------------------------------------------------------------------------------------------------------------
                                     3201 W. Royal Lane Irving, TX
       Footstar Corp                             75063                          EDI Agreement                            0.00
------------------------------------------------------------------------------------------------------------------------------
                                      2929 Walker Ave. NW Grand
            Meijer                          Rapids, MI 49504                    EDI Agreement              2/21/2000     0.00
------------------------------------------------------------------------------------------------------------------------------
                                    Gart's Sports Co. PO Box 46527
    Oshman's Sporting Goods                 Denver CO 80201                     EDI Agreement               1/7/2000     0.00
------------------------------------------------------------------------------------------------------------------------------
                                   Karen Kong Polo/Ralph Lauren Corp
      Polo Ralph Lauren            9 Polito Ave. Lyndhurst, NY 07071            EDI Agreement              7/10/2000     0.00
------------------------------------------------------------------------------------------------------------------------------
                                      AP Dept. Serv Cptes. Foum. PO
                                     Box 4220, Station A Toronto, ON
           Zellers                               Canada                         EDI Agreement               6/9/2000     0.00
------------------------------------------------------------------------------------------------------------------------------
                                    205 W. 39th Street, New York, NY
David Saxl & Spencer Weinberg                    10018                             Indp Rep                  12/1/98     0.00
------------------------------------------------------------------------------------------------------------------------------
                                  250 Spring St. Ste. 135 118A Atlanta
    Lawler Grp & Pam Lawler                     GA 30303                           Indp Rep                  12/1/98     0.00
------------------------------------------------------------------------------------------------------------------------------
                                   J. Price Inc. 1320 Fairway Drive
    Price Inc & James Price            Chesapeake, Virginia 23320                  Indp Rep                  11/1/00     0.00
------------------------------------------------------------------------------------------------------------------------------
                                 4764 La Villa Marina, Suite A Marina
       Stacey Gossman                  Del Rey, California 90292                   Indp Rep                  3/1/99      0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                           Unemployment Compensation
                                    10101 Woodfield Lane, St. Luis, MO   Service Agreement (formerly     12/30/1994 AND
        TALXUC Express                           63132                        The Frick Company)          AMENDED 1/02   0.00
------------------------------------------------------------------------------------------------------------------------------
                                    UNITE Mid-Atlantic Regional Joint
                                    Board, 903 Russell Ave. Suite 400,
      UNITE Local 1701                    Gaithersburg, PA 20879       Collective Bargaining Agreement      3/2/2001     0.00
------------------------------------------------------------------------------------------------------------------------------
             VPSI                    1220 Rankin Street, Troy MI 48083     Rideshare transportation         7/1/1997     0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                              Independent Sales
       Elaine Villano                 25 Phesant Run Kinnelon NJ 07405          Representative                           0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1 Bay Club Dr. Ste. 19-A Bayside,        Independent Sales
         Pam Lawler                              NY 11360                       Representative                           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    9770 Trans Canada Saint Larent,
        AFC - Canada                         Que, H4S 1V9                       Royalty-Speedo                           0.00
------------------------------------------------------------------------------------------------------------------------------
                                      194 Rue de Rivoli 75001 Paris
       Agnes B. Trouble                          France                    Agreement on ALLEN B mark         2/20/01     0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                         License agreement in perpetuity
                                                                          to manufacture and distribute
                                   1709 Ambassador Ave. Beverly Hills     swimwear and activewear under   10/26/93 as
          Anne Cole                             CA 90210                     the ANNE COLE trademark       amended       0.00
------------------------------------------------------------------------------------------------------------------------------
                                     79-81 Coppin Street, Richmond             EXPORT CUSTOMER            8/1/1998 as
                                  Victoris 3121 Australia Contact: Mr.     EXCLUSIVE DISTRIBUTION         amended and
      BODY ART AUSTRALIA                    Clyde Davenport                       AGREEMENT                extended      0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                               PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                        LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CONTRACT
                                                                                                       DATE/CONTRACT     CURE
        CONTRACT PARTY                      NOTICE ADDRESS                 CONTRACT DESCRIPTION        EXTENSION DATE   AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018, Attention: Mr. Barry K.
                                    Schwartz; copy to Calvin Klein, Inc.,
                                      205 West 39th Street, NY, NY
                                     10018: Attention: Deirdre Miles-
                                                Graeter;
                                    Paul, Weiss, Rifkind, Wharton &
                                      Garrison, 1285 Avenue of the
                                      Americas, NY, NY 10019-6064,
      Calvin Klein Inc.              Attention: Robert M. Hirsh, Esq.         Royalty CK Jeans         March 31, 1999    0.00
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018, Attention: Mr. Barry K.
                                    Schwartz; copy to Calvin Klein, Inc.,
                                      205 West 39th Street, NY, NY
                                     10018: Attention: Deirdre Miles-
                                                Graeter;
                                    Paul, Weiss, Rifkind, Wharton &
                                      Garrison, 1285 Avenue of the
                                      Americas, NY, NY 10019-6064,
      Calvin Klein Inc.              Attention: Robert M. Hirsh, Esq.      Royalty CK Jeans - Kids                       0.00
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018, Attention: Mr. Barry K.
                                    Schwartz; copy to Calvin Klein, Inc.,
                                      205 West 39th Street, NY, NY
                                     10018: Attention: Deirdre Miles-
                                                Graeter;
                                    Paul, Weiss, Rifkind, Wharton &
                                      Garrison, 1285 Avenue of the
                                      Americas, NY, NY 10019-6064,
      Calvin Klein Inc.              Attention: Robert M. Hirsh, Esq.    National Advertising CK Jeans                   0.00
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018, Attention: Mr. Barry K.
                                    Schwartz; copy to Calvin Klein, Inc.,
                                      205 West 39th Street, NY, NY
                                     10018: Attention: Deirdre Miles-
                                                Graeter;
                                    Paul, Weiss, Rifkind, Wharton &
                                      Garrison, 1285 Avenue of the       Men's Accessories License for
                                      Americas, NY, NY 10019-6064,          CALVIN KLEIN products on
      Calvin Klein Inc.              Attention: Robert M. Hirsh, Esq.          men's accessories     3/14/94 as extended 0.00
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018, Attention: Mr. Barry K.       Exclusive License to
                                    Schwartz; copy to Calvin Klein, Inc., manufacture, distribute and sell
                                      205 West 39th Street, NY, NY         Men's and Women's jeans and
                                     10018: Attention: Deirdre Miles-    jeans related items for CALVIN
                                                Graeter;                    KLEIN/CK CALVIN KLEIN and
                                    Paul, Weiss, Rifkind, Wharton &        variations and CALVIN KLEIN
                                      Garrison, 1285 Avenue of the            JEANS, CK/CALVIN KLEIN
                                      Americas, NY, NY 10019-6064,           JEANS AND CK/CALVIN KLEIN  8/4/94 as amended
      Calvin Klein Inc.              Attention: Robert M. Hirsh, Esq.               KHAKIS                and extended   0.00
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018 Attention: Mr. Barry K.
                                    Schwartz; Copy to Calvin Klein, Inc.
                                      205 W. 39th Street, NY NY
                                      10018 Attention: Deirdre Miles-
                                                Graeter
                                 copy to Paul Weiss, Rifking, Wharton &
                                      Garrison, 1285 Avenue of the        Exclusive License for CALVIN     8/4/1994 as
                                      Americas, NY NY 10019-6064         KLEIN marks for jeans and jeans   amended and
      Calvin Klein Inc.               Att: Robert M. Hirsh, Esq.               related items               extended      0.00
------------------------------------------------------------------------------------------------------------------------------
                                      205 West 39th Street, New York,
                                     NY 10018, Attention: Mr. Barry K.
                                    Schwartz; copy to Calvin Klein, Inc.,
                                      205 West 39th Street, NY, NY
                                     10018 Attention: Deirdre Miles-
                                                Graeter;
                                    Paul, Weiss, Rifkind, Wharton &
                                      Garrison, 1285 Avenue of the
                                      Americas, NY, NY 10019-6064,
      Calvin Klein Inc.              Attention: Robert M. Hirsh, Esq.       Settlement Agreement           1/22/2001     0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
 CONTRACT PARTY                 NOTICE ADDRESS                    CONTRACT DESCRIPTION          EXTENSION DATE     CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the
                         Americas, NY, NY 10019-6064,       Trust Agreement transferring all
Calvin Klein Inc.       Attention: Robert M. Hirsh, Esq.     CALVIN KLEIN marks worldwide          03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                         Paul, Weiss, Rifkind, Wharton &          Men's Underwear License
                          Garrison, 1285 Avenue of the       Agreement between Calvin Klein
                          Americas, NY, NY 10019-6064,         Trademark Trust and Calvin
Calvin Klein Inc.       Attention: Robert M. Hirsh, Esq.               Klein, Inc.                 03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the
                          Americas, NY, NY 10019-6064,           Women's Intimate Apparel
Calvin Klein Inc.       Attention: Robert M. Hirsh, Esq.            License Agreement              03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the
                         Americas, NY, NY 10019-6064,
Calvin Klein Inc.      Attention: Robert M. Hirsh, Esq.         Quality Assurance Agreement        03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the
                         Americas, NY, NY 10019-6064,
Calvin Klein Inc.       Attention: Robert M. Hirsh, Esq.           Servicing Agreement             03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the        Acquisition Agreement acquiring
                         Americas, NY, NY 10019-6064,       the beneficial ownership interest
Calvin Klein Inc.      Attention: Robert M. Hirsh, Esq.      in the CALVIN KLEIN Trademarks        03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                      Schwartz; copy to Calvin Klein, Inc.
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the
                         Americas, NY, NY 10019-6064,           Administration Agreement
Calvin Klein Inc.      Attention: Robert M. Hirsh, Esq.     (Underwear and Intimate Apparel)       03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
 CONTRACT PARTY                 NOTICE ADDRESS                    CONTRACT DESCRIPTION          EXTENSION DATE     CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                        205 West 39th Street, New York,
                       NY 10018, Attention: Mr. Barry K.
                     Schwartz; copy to Calvin Klein, Inc.,
                         205 West 39th Street, NY, NY
                        10018: Attention: Deirdre Miles-
                                   Graeter;
                        Paul, Weiss, Rifkind, Wharton &
                         Garrison, 1285 Avenue of the
                         Americas, NY, NY 10019-6064,
Calvin Klein Inc.       Attention: Robert M. Hirsh, Esq.      Worldwide Transfer Agreement         03/14/94           0.00
------------------------------------------------------------------------------------------------------------------------------
Christine Grimaldi/      17 Cosdrew Lane East Hampton,
Matthew Grimaldi                   NY 11907                  Patent license for Fitness Rope      10/31/1995          0.00
------------------------------------------------------------------------------------------------------------------------------
                      77 South First Street, Elizabeth NJ
                        07206 d/b/a Children's Apparel          Termination of Sublicense
                       Network 112 West 34th Street New         Agreement to manufacture
Cradle Togs, Inc.               York, NY 10102                     children's swimwear              5/6/99            0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                 Settlement agreement on
                       John Deere Road Moline, Illinois       expanded use of leaping stag
Deere & Company                      61265                             design mark                 6/23/1997          0.00
------------------------------------------------------------------------------------------------------------------------------
                                                             Settlement agreement of pending
                       John Deere Road Moline, Illinois     litigation on use of leaping stag
Deere & Company                      61265                             design mark                10/14/1975          0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                              Oct 96 - perpetuity
Endurance Sports Tech./  Att: Marc Evans 3455 Edison Way                                    (or expiration of last
Hydraulic Swim               Menlo Park, CA 94025                   Swim Foil Paddles               patent)           0.00
------------------------------------------------------------------------------------------------------------------------------
                     FaceFirst, Inc., 34342 Pacific Coast
                         Hwy, Unti "A", Dana Point, CA
                        92629; and Skellerup Industries
Face First, Inc. and   (Malaysia) SDN BHD, K.B. 705, Ulu
Skellerup Industries    Tiram Estate, 80990 Johor Bahru,        Patent license for non-stick
(Malaysia)                         Malaysia                       compound SlickFinish            11/10/1998          0.00
------------------------------------------------------------------------------------------------------------------------------
FLEETCRAFT            International House 2 Lower Ashley           EXPORT CUSTOMER NON-
INTERNATIONAL          Road Ashley New Milton Hampshire          EXCLUSIVE DISTRIBUTION
LIMITED                        BH24 5AD England                         AGREEMENT                  07/25/00           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                               Method for sealing external
                        740 West Aire Libre Avenue, PO             auditory ear canal          Aug 00 - life of
Jaco Enterprises, Inc.    Box 22084 Phoenix, AZ 85028          (earplugs/headband product)          patent            0.00
------------------------------------------------------------------------------------------------------------------------------
                                                               Distribution Agreement for
Jashanmal National      Al Lotus Building, Salah-Al-Din        intimate apparel and men's
Company, LLC            Street, PO Box 1545, Dubai, UAR                accessories                                    0.00
------------------------------------------------------------------------------------------------------------------------------
                          Jordan March Ltda., Avenida
                          Estacion No. 5AN-17, Cali,
                          Columbia/Jordan March Latin
                         American, Inc., 16th Street,             Settlement Agreement
Jordan Marsh Ltda./  Roosevelt Ave, Silbros Bldg., Rm. 2,     terminating the Distribution
Jordan March           PO Box 32-0024, Colon Free Zone,       Agreement and related Consent
Latin American, Inc.          Republic of Panama              Judgment Against Jordan Marsh        2/2/2001           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                   EXPORT CUSTOMER NON-
KHALIL FATTAL        Sindia s.a.r.l., B.P. 773 Beyrouth-         EXCLUSIVE DISTRIBUTION
ET FILS S.A.L.         Liban, Jisr el Wati - Sin El Fil                 AGREEMENT                  10/13/99           0.00
------------------------------------------------------------------------------------------------------------------------------
Lambert Howarth             Marshalls Road, NN9 6EX
Safety Limited           Wellingborough, Great Britain            Coexistence Agreement                               0.00
------------------------------------------------------------------------------------------------------------------------------
                        36 Rue des Maraichers, P.O. Box           EXPORT CUSTOMER NON-            1/1/1999 as
                        113, 1211 Geneva, Switzerland,           EXCLUSIVE DISTRIBUTION           amended and
LAREMA DISTRIBUTION, S.A.  Contact: Mr. Bernard Comre                   AGREEMENT                  extended           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                              Settlement Agreement to cease
                                                              manufacture of Sparkle Satin
Leading Lady, Inc.                                                padded underwire bra             7/5/2000           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                  Trademark License for
Lifeguard Licensing      c/o Ruby Azrak 1385 Broadway,          LIFEGUARD used on apparel       July 1, 1995 as
Corp.                    Ste. 1407 New York, NY 10018           and sporting accessories           extended           0.00
------------------------------------------------------------------------------------------------------------------------------
                      Presa Salinillas No. 370 desp. 704,   Termination and Release of Sales
Macroconceptos S.A.   Col. Irrigacion, C.P. 11200, Mexico,   Representative Letter Agreement
de C.V.                              D.F.                          dated May 14, 1998              5/1/2001           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                           Settlement agreement of litigation
Martin Philip Hull      Martin Philip Hull, Menlo Park, CA          of Pro Short Fins              11/2/1998          0 00
------------------------------------------------------------------------------------------------------------------------------
                                                                Coexistence Agreement for
                                                                WARNER'S IN CONTROL and IN
Mayer-Bershire Corporation  25 Edison Road Wayne, NJ 07470          CONTROL products              05/03/96           0.00
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                       LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                 DATE/CONTRACT
        CONTRACT PARTY                  NOTICE ADDRESS               CONTRACT DESCRIPTION        EXTENSION DATE   CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                      EXPORT CUSTOMER NON-         1/1/1999 as
                                 30-32 Perikleous Str., 105 62       EXCLUSIVE DISTRIBUTION        amended and
N. & AN. KANELLAKIS & CO. 0. E.          Athens, GREECE                    AGREEMENT                 extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                6-5-1 Nishi Shinjuku Shinjuku-ku      EXPORT CUSTOMER NON-         8/1/1998 as
                                Tokyo Japan Contact: Mr. Takashi     EXCLUSIVE DISTRIBUTION        amended and
        O.B.T. CO., LTD                     Sudo                           AGREEMENT                 extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                   Termination of Distribution
                                Oster Alle 48, DK-2100 Copenhaen,   Agreement dated January 1,
   Piccoli International A/S                Denmark                           1997                  8/26/1997        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Attention: President with     Chaps License Amendment
 Polo Ralph Lauren Corporation       copy to Sherry Jetter        adding Mexico to Territory        6/2/1998         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY Letter Agreement extending U.S.
                                10022 Attention: President with   Chaps License and assigning
 Polo Ralph Lauren Corporation       copy to Sherry Jetter          Canadian Chaps License          6/16/1999        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue, New York, NY
                                10022, Attention President; with  Amended and Restated License
        Polo Ralph Lauren, L.P.    copy to Sherry Jetter                     Agreement              01/01/96         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Attention: President with
   PRL Fashions of Europe Sr.       copy to Sherry Jetter           Distribution Agreement           2/8/1999        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue, New York, NY
                                10022, Attention President; with
        PRL USA Inc.                coy to Sherry Jetter                  Royalty Chaps               1/1/2002       0.00
-----------------------------------------------------------------------------------------------------------------------------
PRL USA USA, successor to Polo  650 Madison Avenue New York, NY Men's Sportswear License for       1/1/1996 as
  Ralph Lauren, LP and the      10022 Attention: President with      CHAPS BY RALPH LAUREN         amended and
   Polo/Lauren Company LP         copy to Sherry Jetter                 AND CHAPS marks              extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                      License Agreement to
                                                                  manufacture and distribute
                                                                   swimwear under the RALPH
                                                                   LAUREN, POLO SPORT RALPH
                                                                     LAUREN and POLO SPORT-
                                650 Madison Avenue New York, NY    RLX, LAUREN-RALPH LAUREN,    February 1, 1998
 PRL USA, Inc. and Polo/Lauren  10022 Att: President with copy to     RALPH-RALPH LAUREN         as amended and
        Company, LP                      Sherry Jetter                     trademarks               extended         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                1 F, No. 3 Lane 20 Jan Ai Road,       EXPORT CUSTOMER NON-         8/1/1997 as
    SAN FLORIA INTERNATIONAL    Section 2 Taipei, Taiwan Contact:    EXCLUSIVE DISTRIBUTION        amended and
          CO., LTD.                     Mr. Woody Liu                       AGREEMENT                extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                Pentland Group PLC, The Pentland
                                 Centre, Lakside, Squires Lane,      Authentic Fitness Name     5/8/92 effective
      Speedo Holdings B.V.      Finchley, London N# 2QL England             Agreement                4/29/92         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                Pentland Group PLC, The Pentland   Addendum to address use of
                                 Centre, Lakside, Squires Lane,  name and marks in connection
      Speedo Holdings B.V.      Finchley, London N# 2QL England         with retail stores           12/7/95         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Memorandum of Understanding
                                                                   Regarding Calculation of
                                                                Royalties for Licensed Products
                                Pentland Group PLC, The Pentland         Sold By the
  Speedo Holdings B.V./Speedo     Centre, Lakside, Squires Lane,   SPEEDO/AUTHENTIC FITNESS
       International Ltd.      Finchley, London N# 2QL England           Retail Stores               12/15/95        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                Pentland Group PLC, The Pentland License Agreement in perpetuity
                                 Centre, Lakside, Squires Lane,   for SPEEDO marks in U.S. and
 Speedo International Limited   Finchley, London N# 2QL England             Canada              5/10/90 as amended   0.00
-----------------------------------------------------------------------------------------------------------------------------
                                Pentland Group PLC, The Pentland                                                     0.00
                                Centre, Lakeside, Squires Lane,
                                     Finchley, London N3 2QL
 Speedo International Limited              ENGLAND                    Sublicense Agreement          14-May-90
-----------------------------------------------------------------------------------------------------------------------------
                                Pentland Group PLC, The Pentland License Agreement in perpetuity
                                 Centre, Lakside, Squires Lane,  for SPEEDO marks in Mexico and   5/10/1990 as
   Speedo International Ltd.    Finchley, London N3 2QL England            Caribbean                 amended         0.00
-----------------------------------------------------------------------------------------------------------------------------
                               Avda. Francisco de Miranda, Torre Customer Letter Agreement for
                                Proviincial B, Piso 3, Ofic. 32, sale of multibrand products in
        Sportzone S.A.             Chacao, Caracas VENEZUELA              Venezuela                3/6/2000          0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                       LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                 DATE/CONTRACT
        CONTRACT PARTY                  NOTICE ADDRESS               CONTRACT DESCRIPTION        EXTENSION DATE   CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                Midland Buendia Bldg., Sen Gil       EXPORT CUSTOMER NON-          1/1/2001 as
                                Puyat Avenue, Makati City, Metro    EXCLUSIVE DISTRIBUTION         amended and
     STORE SPECIALISTS, INC.          Manila, Philippines                  AGREEMENT                 extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                United States Luggage Company,
                               L.P., 400 Wireless Blvd. Hauppauge     Termination of Sales
                                NY 11788 Attention: Mr. Richard  Representative Agreement dated
   U.S. Luggage Company, L.P.      Krulik, Chairman and CEO               June 1, 1999              3/14/2001        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   8/1/1993 as
                                702 SW 8th St. Bentonville, AK                                     amended and
        Wal-Mart Stores                      72716               License agreement/White Stag       extended         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                702 SW 8th St. Bentonville, AK                                  8/1/93 as amended
        Wal-Mart Stores                     72716                License agreement/White Stag     and extended       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  12/29/1993 as
                                 702 SW 8th St. Bentonville, AK                                    amended and
        Wal-Mart Stores                     72716                 License agreement/Catalina         extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  12/29/1993 as
                                 702 SW 8th St. Bentonville, AK                                    amended and
        Wal-Mart Stores                     72716                 License agreement/Catalina         extended        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  555 Logan Avenue, Winnipeg,
                                   Manitoba, Canada R3A OS4     Termination of Independent Sales
    Western Glove Works R.S.        Contact: Mr. R. Silver          Representative Agreement        2/28/2000        0.00
-----------------------------------------------------------------------------------------------------------------------------
                               1709 Ambassador Ave. Beverly Hills                                 10/26/1993 as
           Anne Cole                       CA 90210              Consultant - Design Services        amended         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Att: President with copy to
        Polo Ralph Lauren                Shelly Jetter            Compensation/Design services   Jul 98 - Jun 99     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Att: President with copy to
        Polo Ralph Lauren                Shelly Jetter            Compensation/Design services   Jul 99 - Jun 00     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Att: President with copy to
        Polo Ralph Lauren                Shelly Jetter            Compensation/Design services   Jul 00 - Jun 01     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Att: President with copy to
        Polo Ralph Lauren                Shelly Jetter            Compensation/Design services   Jul 01 - Jun 02     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Att: President with copy to
        Polo Ralph Lauren                Shelly Jetter            Compensation/Design services   Jul 02 - Jun 03     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                650 Madison Avenue New York, NY
                                10022 Att: President with copy to                               2/1/98 as amended
 Polo Ralph Lauren Corporation           Shelly Jetter                   Design Agreement          and extended      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Design Services and Copyright
                                650 Madison Avenue New York, NY   License Agreement for CHAPS   11/1/96 (assigned
                               10022 Att: President with copy to    BY RALPH LAUREN mark on       to Warnaco of
    Polo Ralph Lauren, L.P.              Shelly Jetter                  men's sportswear        Canada on 6/16'99)   0.00
-----------------------------------------------------------------------------------------------------------------------------
PRL USA USA, successor to Polo  650 Madison Avenue New York, NY
  Ralph Lauren, LP and the      10022 Att: President with copy to  Design Services Agreement for
   Polo/Lauren Company LP                Shelly Jetter                        CHAPS                  1/1/1996        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 calle Hermosilla, 112 Madrid,   Commercial Collaboration (Non
      El Corte Ingles                       SPAIN                          Exclusive)                8/15/1999       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 1999 Harrison St., Suite 1500
                                 Oakland CA 94612 Contact: Bob
            Aldon                           Anderson                    Software License                             0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  1675 Broadway New York. NY
            CGS                   10019 Contact: Phil Williams        Hardware Maintenance          12/30/2001       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  1675 Broadway New York, NY
            CGS                   10019 Contact: Phil Williams             Software                                  0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   12515 Sherman Way North.
                                 Hollywood, CA 91605 Contact:
        DataVault                         Gary Swaigen               Off-Site Data Storage          6/20/2000    4,300.16
-----------------------------------------------------------------------------------------------------------------------------
                                    12515 Sherman Way North
                                 Hollywood, CA 91605 Contact:
        Datavault                         Gary Swaigen                   Network backup                            482.20
-----------------------------------------------------------------------------------------------------------------------------
                                2 Pin Plaza Suite 1500 New York,
             DSA                  NY 10121 Contact: John Raio              UPS systems                               0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                       LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                 DATE/CONTRACT
        CONTRACT PARTY                  NOTICE ADDRESS               CONTRACT DESCRIPTION        EXTENSION DATE   CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                19 Tompkins Ave. Pleasantville,
             EMS                NY 10570 Contact: Rich DeBlasi    EMS Cleaning of Data Center                    2,432.70
-----------------------------------------------------------------------------------------------------------------------------
                                 2684 Lacy Street, Los Angeles
          Firemaster                    California 90031            Inergen system, server                       1,320.00
-----------------------------------------------------------------------------------------------------------------------------
                                 100 Edison Park Drive MS52A2
  GE Global Exchange Services     Gaithersburg, MD 20878-3204             Maintenance                                0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  24 Industrial Park Road West
                                   Tolland, CT 06084 Contact:
    Gerber Technologies Inc.             Malcom Gullish                    Web PDM/PDS                  -       24,795.43
-----------------------------------------------------------------------------------------------------------------------------
                                543 Boston Post Rd. Milford CT
        Hartford Fire                      06640                Hartford Fire DC fire surpression                    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                P.O. Box 2167 Fort Collins, CO
           Hawkeye                80522 Contact: Cindy Starck           Software License                             0.00
-----------------------------------------------------------------------------------------------------------------------------
                                2929 North Central Ave. Phoenix,
          IBM Corp.                         AZ 85012             Lease of Standalone Modem V.32     12/1/2001        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                2929 North Central Ave. Phoenix
          IBM Corp.               AZ 85012 Contact: Ray Beye         Hardware maintenance                            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  1207-E. Crew Rd. Matthew, NC
   Integrated Visual Systems      28105 Contact: Joe Wadlinger  AS/400 Software/Inventory (IVS)         -        2,875.50
-----------------------------------------------------------------------------------------------------------------------------
                                41 East 11th Street 11th Floor,
                                  New York NY 10003 Contact:
          Interworld                      Robert Weis              Speedo.com E-commerce Sys.           -            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    14400 North 87th Street
                                   Scottsdale, AZ 85260-3649
            JDA                     Contact: Victor Foreman         AS/400 SOFTWARE (RETAIL)                         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                P.O. Box 102851 Atlanta GA 90368
      Manhattan Associates        Contact: Patricia Tessendorf       AS/400 SOFTWARE PkMS               -            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  1 Microsoft Way Redmond, WA
          Microsoft                         98052                       Software License                             0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  175 Cabot Street, Suite 503
           Monarch                       Kiwekkm NA 01854       Report Formatting/Merchandising         -            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                1277 Lenox Park Blvd. Atlanta,
           Peregrine            GA 30319 Contact: Chris Mascis         Software License               8/1/00         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                2809 South 160th St., Suite 401
                                Omaha, Nebraska 68130 Contact:
            Prodata                      Rachel Hartley               AS/400 SOFTWARE/DBU           5/30/2001      960.00
-----------------------------------------------------------------------------------------------------------------------------
                                1400 Marina Way South Richmond
              QQS                          CA 94804                   Maintenance Agreement                          0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 1037 Route 45 East Ste C-106
       Ron Lynn Management              Clifton NJ 07013         Software License & Consulting                       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 600 Alexander Park, Suite 303
                                 Princeton, NJ 08540 Contact:
          SAFESTONE                     Martin Norman              AS/400 SOFTWARE/DETECT-IT                    15,900.00
-----------------------------------------------------------------------------------------------------------------------------
                                10550 Dearwood Park Blvd. Bldg
   Secured Document Systems        300 Jacksonville, FL 32256
            (SDDS)                     Contact: Kim Wolfe         A/P Check Printing software           -            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 4131 Highway 52 North Ste G11
                                  Rochester, MN 55901 Contact:             Data Base
        Showcase Vista                    Tammie Myers               Query/Finance/software             -            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 5607 Plamer Way Carlsbad, CA         AS/400 SOFTWARE SVI
              SVI                  92008 Contact: Pat Jordan                 RETAIL                 3/23/2000        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  3151 Airway Bldg. I-3 Costa
    Touchtone Corporation              Mesa, CA. 92626                  AS/400 SOFTWARE              06/12/01    1,498.50
-----------------------------------------------------------------------------------------------------------------------------
                                P.O. Box 688563 New Center Road
      Vital Records Inc.,             Flagtown NJ 08821               Maintenance Agreement                      5,147.25
-----------------------------------------------------------------------------------------------------------------------------
                                 1212 E. Grandview Rd. Phoenix,
                                  AZ 85022 or 7201 W. Oakland,
                                  Suite 2 Chandler, AZ 85226
        ICI Solutions                  Contact: Kim Meche             Software Maintenance         7/02 - 6/03       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 300 Lanidex Plaza Parsippany,
                                 NJ 07054-3409 Contact: James
The GetPaid Corporation                    Kinney                     Software Maintenance        12/01 - 12/02      0.00
-----------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2
                               ------------------

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

                                                                                                   CONTRACT
                                                                                                DATE/CONTRACT
CONTRACT PARTY                              NOTICE ADDRESS           CONTRACT DESCRIPTION       EXTENSION DATE   CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                  1344 Crossman Avenue Sunnyvale,
                                     CA 94069 Contact Shereen
Hyperion Solutions                      Moubayed Headquarters        Software Maintenance         7/02 - 6/03       164.50
----------------------------------------------------------------------------------------------------------------------------
                                    155 Technology Parkway #400
                                  Norcross, Georgia 30092 Contact:
Fiware, Inc. (formerly Westcorp)           Evette Jackson            Software Maintenance        11/01 - 10/02        0.00
----------------------------------------------------------------------------------------------------------------------------
                                   155 Technology Parkway #100
                                   Norcross, Georgia 30092 Contact:
  Business Software Inc. (BSI)               Patty Odell             Software Maintenance         5/02 - 5/03         0.00
----------------------------------------------------------------------------------------------------------------------------
                                 1450 Energy Park Dr. Suite 127 St.
        SPS Commerce                       Paul, MN 55108           EDI Testing/Certification      2/23/2001          0.00
----------------------------------------------------------------------------------------------------------------------------
                                  1230 Long Beach Ave Los Angeles
Automation Taft Printing Company   CA 90021 Contact: Aileen Platon        Parking Lease               N/A           166.60
----------------------------------------------------------------------------------------------------------------------------
                                  936 Long Beach Ave. Los Angeles,
       Chin Jung Co.                  CA 90021 Contact: Julie             Parking Lease               N/A           382.95
----------------------------------------------------------------------------------------------------------------------------
                                   100 W. Walnut GE104A Pasadena,
          Parpark                 CA 91124 Contact: Eli Portiallo         Parking Lease               N/A            91.57
----------------------------------------------------------------------------------------------------------------------------
                                 30 Rayette Rd., Concord, Ont., L4K
      A.P.I. Security                            2G3                 Alarm monitoring (King St.) February 2, 2002     0.00
----------------------------------------------------------------------------------------------------------------------------
                                  940 6th Ave. St. W., Calgary, Alb.,
        ADT Security                           T2P 3R1                 Alarm monitoring (Leeds)   January 1, 2002     0.00
----------------------------------------------------------------------------------------------------------------------------
                                  940 6th Ave. St. W., Calgary, Alb.,
        ADT Security                           T2P 3T1                Alarm monitoring (Gervais)   August 1, 2002     0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                    Security services (US Sports
                                 2858 Banksville Rd. Pittsburgh, PA   Building) Account # 010 081 S
                                 45216 Contact: Tom Madigan 412-   08149 010 081 S 06027 010
  ADT Security Services                      572-6224                       084 S 05533              1/30/2000    7,211.54
----------------------------------------------------------------------------------------------------------------------------
                                   150 Steelcase Rd. W., Markham,
           Ascom                            Ont. LeR 3J9              Equipment Lease (Postage)    July 31, 2002      0.00
----------------------------------------------------------------------------------------------------------------------------
                                   150 Steelcase Rd. W., Markham,
           Ascom                            Ont. LeR 3J9                 Service (Postage)        December 1, 2001    0.00
----------------------------------------------------------------------------------------------------------------------------
                                   150 Steelcase Rd. W., Markham,
           Ascom                            Ont. LeR 3J9             Rate Update Agreem (Postage) December 1, 2001    0.00
----------------------------------------------------------------------------------------------------------------------------
                                   110 W. Walnut St. Gardena, CA     Service contract for color
           Canon                                90248                     copiers/Van Nuys                          893.06
----------------------------------------------------------------------------------------------------------------------------
                                 P.O. Box 42937 Philadelphia, PA
     CANON FINANCIAL                         19101-2937                 3 CANON COLOR COPIERS                         0.00
----------------------------------------------------------------------------------------------------------------------------
                                1600 Blvd Rene Levesque, Ste 1400
        Citicapital                     Mtl., Que., H3H 1p9           Equipment Lease (Routers)     March 1, 1998     0.00
----------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2
                               -----------------

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

                                                                                                   CONTRACT
                                                                                                DATE/CONTRACT
CONTRACT PARTY                              NOTICE ADDRESS           CONTRACT DESCRIPTION       EXTENSION DATE   CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                   830 San Julian Street Los Angeles
       Empire Sewing                CA 90014 Contact: David or Craig    Equipment Lease             4/20/99         166.32
----------------------------------------------------------------------------------------------------------------------------
                                   830 San Julian Street Los Angeles
       Empire Sewing                CA 90014 Contact: David or Craig    Equipment Lease             4/20/99           0.00
----------------------------------------------------------------------------------------------------------------------------
                                   830 San Julian Street Los Angeles
       Empire Sewing                CA 90014 Contact: David or Craig    Equipment Lease             8/25/99           0.00
----------------------------------------------------------------------------------------------------------------------------
                                   830 San Julian Street Los Angeles
       Empire Sewing                CA 90014 Contact: David or Craig    Equipment Lease             3/1/00            0.00
----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 642555 Pittsburgh, PA
         GE CAPITAL                              15264-2555              STATIC CUTTER              May-00       10,113.79
----------------------------------------------------------------------------------------------------------------------------
                                  206 Plantation Oak Dr., Thomasville,
                                       GA 31792 Contact: Reese
Georgia Florida Burglar Alarm Co.               Brookered           Security system/fire alarm      monthly       1,065.00
----------------------------------------------------------------------------------------------------------------------------
                                    1979 Marcus Ave. Suite 137 Lake
                                      Success NY 11042 Contact: Tim
       Honeywell Inc.                             Floyd                 Security System             Feb-99       36,831.76
----------------------------------------------------------------------------------------------------------------------------
                                       PO Box 4552, Stn A, Toronto
      Image Financial                        Ontario M5W 4R9         Equipment Lease (Fax)       July 1, 2001         0.00
----------------------------------------------------------------------------------------------------------------------------
                                       PO Box 4552, Stn A, Toronto
      Image Financial                        Ontario M5W 4R9        Equipment Lease (Copier)    March 1, 2000         0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                   Lease of Canon CLC 1150 and
                                                                  Color Pass 240 for Design Room
        IOS Capital                  P.O. Box 13078 Macon GA 31208       (Color Copier)            11/30/00       5,746.47
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 9115 Macon GA 31208-
        IOS Capital                             9115                     Copiers/Van Nuys                        13,727.51
----------------------------------------------------------------------------------------------------------------------------
        Mobile Mini                 1834 West Third Street Tempe AZ      Storage Contract                             0.00
----------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 45822 San Francisco CA
          NEOPOST                             94145-0822               POSTAGE METER LEASE          Jan-01        1,998.43
----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 33057 Newark, NJ 07188-
         NEWCOURT                               0057                     DELL COMPUTER LEASE        Feb-99       18,407.86
----------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2
                               -----------------

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

                                                                                                   CONTRACT
                                                                                                DATE/CONTRACT
CONTRACT PARTY                              NOTICE ADDRESS           CONTRACT DESCRIPTION       EXTENSION DATE   CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                    1769 Paragon Dr. Memphis, TN    CANON 2400 COLOR LASER
      NEWCOURT LEASING                          38101                      NKZ-01017               JUNE 99         11,542.52
----------------------------------------------------------------------------------------------------------------------------
                                      2225 American DR Neenah WI
        Pitney Bowes                         54956-1005                 Equipment Lease             1/30/97         5,970.67
----------------------------------------------------------------------------------------------------------------------------
                                      2225 American DR Neenah WI
        Pitney Bowes                         54956-1005                 Equipment Lease             9/27/99         1,200.29
----------------------------------------------------------------------------------------------------------------------------
                                      105 Gamma Drive Suite 100
                                    Pittsburgh, PA 15238 Contacts:   Equipment lease(1)Postage
                                   Michael Behringer, George Homan,  Meter Head-U570 (2) METER
        PITNEY BOWES                         Ned Miller                      BASE U560              5/30/00             0.00
----------------------------------------------------------------------------------------------------------------------------
                                      105 Gamma Drive Suite 100
                                   Pittsburgh, PA 15238 Contacts:
                                  Michael Behringer, George Homan,   Equipment Lease/POSTAGE
        PITNEY BOWES                         Ned Miller               MACHINE--SHIPPING #6500      6/20/00          3,535.00
----------------------------------------------------------------------------------------------------------------------------
                                 PO Box 5311, Burlington, Ont. L7R
        Pitney Bowes                            4T9                  Equipment Lease (Postage)  September 1, 1999       0.00
----------------------------------------------------------------------------------------------------------------------------
                                 PO Box 5311, Burlington, Ont. L7R
        Pitney Bowes                            4T9                  Equipment Lease (Postage)   November 1, 1999       0.00
----------------------------------------------------------------------------------------------------------------------------
                                 PO Box 5311, Burlington, Ont. L7R
        Pitney Bowes                            4T9                  Equipment Lease (Postage)   December 1, 1999       0.00
----------------------------------------------------------------------------------------------------------------------------
                                    2225 American Dr. Neenah, WI
 Pitney Bowes Credit Corp                    54956-1005              Postage machine/Van Nuys                           0.00
----------------------------------------------------------------------------------------------------------------------------
                                 1090 Elm Street Suite 201 Rocky
                                    Hill CT 06067 Contact: Tony
   Security Systems Inc.                       Marrico                    Security System            Oct-01             0.00
----------------------------------------------------------------------------------------------------------------------------
                                 General Post Office PO Box 26538      EQUIPMENT - INVENTORY
           SYMBOL                     New York, NY 10087-6538                  CTRL LEASE            Dec-00         4,572.04
----------------------------------------------------------------------------------------------------------------------------
                                 1301 Ridgeview Drive Lewisville TX
           Xerox                                75057                      Equipment Lease           9/9/98             0.00
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 4568, Stn A. Toronto
           Xerox                           Ontario MSW 4T8             Equipment Lease (Fax)      June 22, 1999         0.00
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 4568, Stn A. Toronto
           Xerox                           Ontario M5W 4T8            Equipment Lease (Copier)  September 10, 2001      0.00
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 4568, Stn A. Toronto
           Xerox                            Ontario MSW 4T8           Equipment Lease (Copier)  September 10, 2001      0.00
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 4568, Stn A. Toronto
           Xerox                            Ontario M5W 4T8           Equipment Lease (Copier)    April 30, 2002        0.00
----------------------------------------------------------------------------------------------------------------------------
                                  PO Box 4568, Stn A, Tor. Ont. MSW
           Xerox                                4T8                   Equipment Lease (Copier)     July 15, 1999        0.00
----------------------------------------------------------------------------------------------------------------------------
                                  580 White Plains Rd. Tarrytown NY
     Xerox Corporation              10591 Contact Gretchen Reasnor        Leased copiers              Jun-00            0.00
----------------------------------------------------------------------------------------------------------------------------


                               PLAN SCHEDULE 3.2

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED


----------------------------------------------------------------------------------------------------------------------------
                                                                                          CONTRACT
                                                                                        DATE/CONTRACT
 CONTRACT PARTY                   NOTICE ADDRESS              CONTRACT DESCRIPTION      EXTENSION DATE      CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                           740 Rue St., Maurice, Mt. Que.,
   3437931 Canada                     H3C 1L5               Real Property (Crescent St.)  June 1, 2001         0.00
----------------------------------------------------------------------------------------------------------------------------

 Allen B. Schwartz and     1231 Long Beach Ave. Los Angeles
    Pamela Schwartz        CA 90021 Contact: Allen Schwartz    Real Property Lease        2/25/98          5,299.23
----------------------------------------------------------------------------------------------------------------------------

                          240 Peachtree Stree, N.W. Atlanta,
      AMC, Inc.           GA 30303 Ste 2200 Att: Glen Bell     Real Property Lease        3/22/99          2,107.95
----------------------------------------------------------------------------------------------------------------------------
                          19501 Biscayne Blvd., Suite 400
  Aventura Mall Venture        Aventura, FL 33180             Store Lease (Store #41)   September-94       3,350.24
----------------------------------------------------------------------------------------------------------------------------
                          264 Fortaleza Street Old San Juan,
     Bared and Sons       PR 00901 Contact: Evelio Santiago   Store Lease (Store #177)    March-97         1,666.67
----------------------------------------------------------------------------------------------------------------------------
                          401 Biscayne Blvd. R106 Miami, FL
  Bayside Limited Part                  33132                 Store Lease (Store #40)   September-94       2,440.09
----------------------------------------------------------------------------------------------------------------------------
                          401 Biscayne Blvd. R106 Miami, FL
                              33132 Contact: Wendy
  Bayside Market Place              Hernandez                  Storage (Store #40)      January-02         1,363.00
----------------------------------------------------------------------------------------------------------------------------
                             575 Bellevue Square Bellevue, WA
Bellview Sq. Managers, Inc.  98004 Contact: Wesley W. Harris  Store Lease (Store #4)    November-93        2,686.10
----------------------------------------------------------------------------------------------------------------------------
                             2335 South Ocean Blvd. #4A Palm
                             Beach, FL 33480 Contact: Ben
                                 Abel Davis & Gilbert
                                LLP 1740 Broadway, 3rd
 Ben Wunson d/b/a Bee & Bee  Floor New York, NY 10019 Attn:
          Realty                  Jeffrey A. Moross, Esq.     Storage and Distribution                     2,686.10
----------------------------------------------------------------------------------------------------------------------------

       Bohannon Del        60 31St. Ave. San Mateo, CA 64403  Store Lease (Store #101)  November-95        4,200.91
----------------------------------------------------------------------------------------------------------------------------

                             4 Embarcacero Center, Lobby
                            Level, Ste. 1, San Francisco, CA
     Boston Properties       94111 Contact: Laura Gigante     Store Lease (Store #17)     July-94          2,365.98
----------------------------------------------------------------------------------------------------------------------------

                            800 Boylston Street Ste. 450
                            Boston, MA 02199 Contact:
     Boston Properties          Christine Bouffard            Store Lease (Store #5)    December-93            0.00
----------------------------------------------------------------------------------------------------------------------------

                            800 Boylston Street, Ste. 450
                            Boston, MA 02199 Contact:
BP PRU Center Acquisition LLC   Christine Bouffard            Store Lease (Store #5)    November-01          594.77
----------------------------------------------------------------------------------------------------------------------------

                            400 Commons Way, Ste. 100
                           Bridgewater, NJ 08807 Contact:
    Bridgewater Commons            Janell Vaughan             Store Lease (Store #75)     July-95          2,719.74
----------------------------------------------------------------------------------------------------------------------------

                          P.O. Box 9506 San Juan, PR 00908
     Caparr Center Assoc                9506                  Store Lease (Store #175)  December-96        1,455.89
----------------------------------------------------------------------------------------------------------------------------

                             1221 Newton Street, Key West FL.
   CC Ryder's Piano Bar, Inc.   Contact: Michael J. Bunis     Store Lease (Store #199)   August-97         3,068.04
----------------------------------------------------------------------------------------------------------------------------


                               PLAN SCHEDULE 3.2

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED


----------------------------------------------------------------------------------------------------------------------------
                                                                                          CONTRACT
                                                                                        DATE/CONTRACT
 CONTRACT PARTY                   NOTICE ADDRESS              CONTRACT DESCRIPTION      EXTENSION DATE      CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------

                         P.O. Box 31147 Raleigh, NC 27622
                         2840 Plaza Place,.Ste. 100 Raleigh,  Store Lease (Store #165)   November-96       3,475.36
    CVM Assoc                          NC 27612
----------------------------------------------------------------------------------------------------------------------------
                         1231 Long Beach Ave. Los Angeles
  Danjon Realty, LLC     CA 90021 Contact: Allen Schwartz       Real Property Lease         7/1/00         7,664.98
----------------------------------------------------------------------------------------------------------------------------

                           1050 W. Washington Blvd. Los
Downtown Mini Warehouse   Angeles CA 90015 Contact: Oscar        Storage Lease              6/1/98           775.00
----------------------------------------------------------------------------------------------------------------------------

                           1050 W. Washington Blvd. Los
Downtown Mini Warehouse   Angeles CA 90015 Contact: Oscar        Storage Lease             9/23/99           555.00
----------------------------------------------------------------------------------------------------------------------------

                           501 Woodruff Ave. Los Angeles CA
     Elenore Heller         90024 Contact: Elenor Heller        Real Property Lease        12/3/97         2,871.08
----------------------------------------------------------------------------------------------------------------------------
                            1585 Kapiolani Blvd., Ste. 800
General Growth Management  Honolulu, HI 96814 Contact: Phyllis
       of Hawaii, Inc.                  M. Okuma               Store Lease (Store #77)   February-96       7,502.89
----------------------------------------------------------------------------------------------------------------------------

                           P.O. Box 65262 Washington DC
  Goldtree Investment Co.  20035 Contact Gary Nath/Judith      Store Lease (Store #126)  October-96        2,597.22
----------------------------------------------------------------------------------------------------------------------------
                           5506 Sixth Ave, Rear, Altoona PA
Huntingdon Storage and          16602 Contact: John
 Distribution Limited         Radionoff/Leonard Fiore            Warehouse Lease                           2,597.22
----------------------------------------------------------------------------------------------------------------------------
                           101 South Hanley Road, Ste. 1300
                               St. Louis, MO 63105-2494
   Hycel Properties            Contact: Mary L. Rollins        Store Lease (Store #32)   November-94       3,196.24
----------------------------------------------------------------------------------------------------------------------------
                             413 Rue St-Jacques, Mtl., Que.,  Real Property Lease (Ctre J.
     Ivanhoe Inc.                       H2Y 3Z4                    Cartier-Longueuil)    March 15, 1999        0.00
----------------------------------------------------------------------------------------------------------------------------
                             3333 New Hyde Park Road, Ste.
                            100 P.O. Box 5020 New Hyde Park,
                             NY 11042-0020 Contact: Patricia
       Kimco                            Danielo                Store Lease (Store #11)      May-94         1,317.99
----------------------------------------------------------------------------------------------------------------------------
                              L&B Realty Advisors/Lehndortf
                               Tysons Joint Venture/L&B
                             Insititutional Property Managers,
                            Inc. 19 61 Chain Bridge Road Mc
  L&B Realty Advisors             Lean, VA 22101-4562          Store Lease (Store #13)      May-94         3,822.33
----------------------------------------------------------------------------------------------------------------------------
                            Affordable Landmarks Inc. 1130
                            Washington Ave. 4th Floor Miami
   London Arms/Lyn Mar Ltd.  Beach FL Contact: Guy Pue         Store Lease (Store #155)  January-97        1,403.07
----------------------------------------------------------------------------------------------------------------------------
                            Arden Fair Mall 1689 Arden Way,
                           Ste. 1167 Sacramento, CA 95815-
         Macerich                        4031                  Store Lease (Store #12)     April-94        2,530.33
----------------------------------------------------------------------------------------------------------------------------
                          401 Wilshire Blvd., Ste. 700 Santa
                           Monica, CA 60401 Contact: Mark
         Macerich                       Strain                 Store Lease (Store #70)   November-95       2,580.48
----------------------------------------------------------------------------------------------------------------------------
                           401 Wilshire Blvd., Ste. 700 Santa
                           Monica, CA 60401 Contact: Mark
        Macerich                        Strain                 Store Lease (Store #79)     June-95         2,986.14
----------------------------------------------------------------------------------------------------------------------------
                           401 Wilshire Blvd., Ste. 700 Santa
                           Monica, CA 60401 Contact: Mark
        Macerich                        Strain                 Store Lease (Store #80)     June-95         4,335.01
----------------------------------------------------------------------------------------------------------------------------
                          60 East Broadway Bloomington, MN
                           55425-5550 Contact: Stephanie
      Mall of America                 Miller                   Store Lease (Store #38)   October-94        5,651.26
----------------------------------------------------------------------------------------------------------------------------

                            1995 Broadway, 3rd Floor New
     Mellenium Partners           York, NY 10023               Store Lease (Store #26)     July-95         5,041.67
----------------------------------------------------------------------------------------------------------------------------
                            P.O. Box 11191 New York, NY
                             10286-4142 Contact: Roger
MRC Management LLC                    Larson                   Store Lease (Store #3)     November-93     44,914.00
----------------------------------------------------------------------------------------------------------------------------



                               PLAN SCHEDULE 3.2

         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED


----------------------------------------------------------------------------------------------------------------------------
                                                                                          CONTRACT
                                                                                        DATE/CONTRACT
 CONTRACT PARTY                   NOTICE ADDRESS              CONTRACT DESCRIPTION      EXTENSION DATE      CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                          125 Park Ave. New York, NY 10017
        Newmark               Contact: William G. Cohen       Store Lease (Store #145)   November-96      10,391.28
----------------------------------------------------------------------------------------------------------------------------
                         875 Don Mills Rd. Ltd., c/o Carlton   Real Property Lease       June 1, 1997          0:00
    Northan Realty      St., Ste 909, Toronto, Ont. M5B 1J3    (Gervais Warehouse)
----------------------------------------------------------------------------------------------------------------------------
                           725 Warden Ave., Tor. Ont., M1L Real Property Lease (Warden  November 8, 1996       0.00
  O & Y Enterprises                     4R7                         Outlet)
----------------------------------------------------------------------------------------------------------------------------

                                                             Authentic Fitness Corp Corporate
                           Transamerica Occidental Life       Office 6040 Bandini Blvd. Los
                             Milldrop 5441 AEGON 4333         Angeles, CA 90040. Offices &
Occidental Life Insurance  Edgewood NE Cedar Rapids IA          Common Area Designer Div.
       Co of Calif                   52499                     Warehouse and Sewing Plant  6/14/1967       2,614.84
----------------------------------------------------------------------------------------------------------------------------

                           575 Eight Ave STE 2400 New York,
   Olmstead Properties, Inc. NY 10018 Contact: Waler Muller    Real Property Lease        8/30/99              0.00
----------------------------------------------------------------------------------------------------------------------------
                            575 Eight Ave STE 2400 New York,
   Olmstead Properties, Inc. NY 10018 Contact: Waler Muller    Real Property Lease                         8,346.34
----------------------------------------------------------------------------------------------------------------------------

                           24 East Union Street Pasadena, CA
   One Colorado Associates    31103 Contact: Sally Lunetta     Real Property Lease        2/12/91          2,464.30
----------------------------------------------------------------------------------------------------------------------------
                              La Torre de Plaza 525 F.D.
                           Roosevelt Ave. Ste. 1000 Hato Rey,
   Plaza Las Americas, Inc.            PR 00918               Store Lease (Store #176)    July-00          6,546.53
----------------------------------------------------------------------------------------------------------------------------
                             4889 Valley Blvd. Los Angeles CA
    Public Storage              90032 Contact: Veronica           Storage Lease           12/9/99            372.00
----------------------------------------------------------------------------------------------------------------------------
                             4889 Valley Blvd. Los Angeles CA
    Public Storage              90032 Contact: Veronica           Storage lease           10/15/99           438.40
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                               PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                                        LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           CONTRACT
                                                                                                         DATE/CONTRACT   CURE
        CONTRACT PARTY                       NOTICE ADDRESS                   CONTRACT DESCRIPTION      EXTENSION DATE  AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                   4889 Valley Blvd. Los Angeles CA
        Public Storage                 90032 Contact: Veronica                   Storage Lease                2/3/00   263.00
-----------------------------------------------------------------------------------------------------------------------------
                                   20 Adelaide St. East., Ste 1103,
       Realspace Manag.                    Tor. Ont., M5C 2T6          Real Property Lease (Leeds Ave.) November 1, 1986 0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  Realty Associates Fund V Irwindale
                                 Distribution Center PO 51921, Unit I
                                      Los Angeles, CA 90051-6210
                                    Landlord: TZ Associates Realty
                                    4100 Newport Place, Suite 830
                                    Newport Beach, CA 92660 Notices       Authentic Fitness Corp 5305
                                     to: Wohl Property Group 30200       Rivergrade Road Irwindale, CA
                                    Rancho Viejo Road, Suite C San         91076 Speedo Finished Goods
Realty Associated Fund V.I.P             Juan Capistrano, CA 92675                   Warehouse             10/17/200     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    1 Poydras Street, Ste. 101 New
      Riverwalk Partners                    Orleans, LA 70130               Store Lease (Store #113)      October-96 2,572.10
-----------------------------------------------------------------------------------------------------------------------------
                                      10275 Little Patuxant Pksy.
                                      Columbia, MD 21044 Contact:
             Rouse                           Charles Lanier                 Store Lease (Store #20)          July-94 2,410.79
-----------------------------------------------------------------------------------------------------------------------------
                                      10275 Little Patuxant Pksy.
                                      Columbia, MD 21044 Contact:
             Rouse                           Charles Lanier                 Store Lease (Store #82)         June-95  2,267.46
-----------------------------------------------------------------------------------------------------------------------------
                                      10275 Little Patuxant Pksy.
                                      Columbia, MD 21044 Contact:
             Rouse                           Charles Lanier                 Store Lease (Store #124)       August-96 6,037.44
-----------------------------------------------------------------------------------------------------------------------------
                                      7014-590 East Camelback Rd.
     Scottsdale Fashion Sq.                Scottsdale, AZ 85251             Store Lease (Store #6)       November-93 3,957.13
-----------------------------------------------------------------------------------------------------------------------------
                                    37A Hazelton Ave., Tor. Ont., M5R   Real Property Lease (King St.-
     Seniority Investments                        2E3                              3rd Floor)            October 1, 1999 0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    37A Hazelton Ave., Tor. Ont., M5R   Real Property Lease (King St.-
     Seniority Investments                        2E3                              2nd Floor)            January 1, 2002 0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Real Property Lease Rain Tree    10/1/2001 as
    SH&S Limited Partnership                                             Business Center/ Suite 13&14     amended 5/02 810.00
-----------------------------------------------------------------------------------------------------------------------------
                                    14006 Riverside Drive, Ste. 17
                                   Shearman Oaks, A 91423 Contact:
Sherman Oaks Fashion Associates                Ruth Twealt                  Store Lease (Store #66)         April-95 1,901.50
-----------------------------------------------------------------------------------------------------------------------------
                                   1200 Morris Turnpike, Ste. A-001
                                     Shorthills, NJ 07078 Contact:
       Short Hills Assc                     Christine Barros                Store Lease (Store #19)      November-94 2,294.38
-----------------------------------------------------------------------------------------------------------------------------
                                       5506 Sixth Ave., Com Rear
                                     Altoona PA 16602 Contact: John
   Silk Mills Properties LLC             Radionoff/Leonard Fiore               Warehouse Lease                       2,294.38
-----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 7033 Indianapolis, Indiana
             Simon                     46207 Contact: John Geletka          Store Lease (Store #22)      November-94 8,505.50
-----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 7033 Indianapolis, Indiana
             Simon                     46207 Contact: Barney Quinn          Store Lease (Store #34)     November-95 11,895.96
-----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 7033 Indianapolis, Indiana
             Simon                     46207 Contact: Vicki Hanor           Store Lease (Store #44)   March 17,1995  6,512.19
-----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 7033 Indianpolis, IN 46207
      Simon Property Group              Contact: Matthew Barger             Store Lease (Store #182)     November-96 3,144.03
-----------------------------------------------------------------------------------------------------------------------------
                                   47 King St. St. Jacobs, Ont., NOB     Real Property Lease (St. Jacobs
     St. Jacobs Countryside                       2N0                                Outlet)              June 1, 2000   0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     200 East Long Lake Road, Suite
                                     300 Bloomfield Hills, MI 48303
            Taubman                     Contact: Thomas S. Russom           Store Lease (Store #9)       February-94 2,869.47
-----------------------------------------------------------------------------------------------------------------------------
                                  100 Galleria Officentre, Ste. 427
                                  P.O. Box 667 Southfield, Michigan
     The Forbes Company                         48037-066                   Store Lease (Store #102)       August-96 2,129.52
-----------------------------------------------------------------------------------------------------------------------------
                                 115 Fairbanks Ave. Thomasville, GA
       TRI Development             31792 Contact: Harry Thomlinson              Building Lease              1-Aug-96     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  4350 Lajolla Drive, Suite 700 San
   Trizec Hahn Development          Diego, CA 92122-1233 Contact:
        Corporation                          Lee H. Wagman                  Store Lease (Store #33)     September-94 2,220.93
-----------------------------------------------------------------------------------------------------------------------------
                                    845 North Michigan Ave. Suite
                                   987W Chicago, IL 60611 Contact:
             Urban                            Dan Pollard                   Store Lease (Store #14)           May-94 3,402.59
-----------------------------------------------------------------------------------------------------------------------------
                                    845 North Michigan Ave. Suite
                                   987W Chicago, IL 60611 Contact:
             Urban                            Dan Pollard                  Store Lease (Store #25)        October-94 3,324.47
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                               PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                                        LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           CONTRACT
                                                                                                         DATE/CONTRACT   CURE
        CONTRACT PARTY                       NOTICE ADDRESS                   CONTRACT DESCRIPTION      EXTENSION DATE  AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                    845 North Michigan Ave. Suite
                                   987W Chicago, IL 60611 Contact:
             Urban                            Dan Pollard                   Store Lease (Store #64)         April-95 2,404.52
-----------------------------------------------------------------------------------------------------------------------------
                                 11601 Wilshire Blvd. 12th Floor Los
                                   Angeles, CA 90025 Contact: Len
           Westfield                             Maenza                     Store Lease (Store #16)           May-94 3,184.04
-----------------------------------------------------------------------------------------------------------------------------
                                 11601 Wilshire Blvd. 12th Floor Los
                                   Angeles, CA 90025 Contact: Len
           Westfield                             Maenza                     Store Lease (Store #50)      November-95 6,419.80
-----------------------------------------------------------------------------------------------------------------------------
                                 2110 Northern Blvd. Manhasset NY
   Wheatley Plaza Associates       11030 Contact: Frank Castagna              Real Property Lease            2/13/92 2,982.53
-----------------------------------------------------------------------------------------------------------------------------
                                   2155 Fasan Dr., RR #1 Oldcastle,      Real Property Lease (Windsor  November 26, 1999 0.00
       Windsor Factory                       Ont. NOR 1L0                       Factory Outlet)
-----------------------------------------------------------------------------------------------------------------------------
                                    c/o Great Oak Capital Corp. 36
                                   Toronto St. Ste 1160 Toronto, Ont.,  Real Property Lease (Cookstown
        Worldland Dev.                          M5C 2C5                              Outlet)              June 11, 2002  0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     One Exchange Place Suite 501
                                    Jersey City, NJ 07302 Contact:
    Greenwich Ins. Company                     Kieran Moran                   Security Agreement            5/24/2001    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     One Exchange Place Suite 501
                                    Jersey City, NJ 07302 Contact:
    Greenwich Ins. Company                     Kieran Moran                   Security Agreement           12/19/2001    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     One Exchange Place Suite 501
                                    Jersey City, NJ 07302 Contact:
    Greenwich Ins. Company                     Kieran Moran               General Indemnity Agreement       5/21/2001    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     One Exchange Place Suite 501
                                    Jersey City, NJ 07302 Contact:
    Greenwich Ins. Company                     Kieran Moran                   Security Agreement            5/21/2001    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 2158 Bell Gardena CA
          AAA Rubish                             90202                     Trash Collection Service                  1,019.25
-----------------------------------------------------------------------------------------------------------------------------
                                   429 Frelinghuysen Ave. Newark, NJ
        Action Carting                      07114 Contact: Joe             Trash Collection Service                  1,623.78
-----------------------------------------------------------------------------------------------------------------------------
                                    5355 Orangethorpe Ave. La Palma
           ADP, Inc.                            CA 90623                 Payroll Software/Hardware Fee               1,431.04
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                               PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                                        LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           CONTRACT
                                                                                                         DATE/CONTRACT   CURE
        CONTRACT PARTY                       NOTICE ADDRESS                   CONTRACT DESCRIPTION      EXTENSION DATE  AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #3)                       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #11)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #17)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #25)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #26)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #29)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #33)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #40)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #77)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #79)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #80)                      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #113)                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #126)                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #145)                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #199)                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     5400 W. Rosencrans, Hawthorne,
                                        CA 90250 Contact: Nadine
              ADT                              Gunderson                       Security (Store #205)                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 371956 Pittsburgh PA
                                      15250-7956 Contact: Shawnail
     ADT Security Services                        King                         Security services                     1,779.14
-----------------------------------------------------------------------------------------------------------------------------
                                     14938 Vose Street Van Nuys CA
     Antoni's Landscaping             91405 Contact: Debbie/Antony             Landscaping services                  1,378.63
-----------------------------------------------------------------------------------------------------------------------------
                                    6330 Commerce Dr. Ste 150 Irving
        Arch Wireless                           TX 75063                       Pager Service                N/A        113.23
-----------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2


         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
         CONTRACT PARTY                       NOTICE ADDRESS                CONTRACT DESCRIPTION  EXTENSION DATE  CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                       2767 E. Imperial HWY #100 Brea
           Arrowhead                               CA 92821                Bottled Water Service                     340.46
------------------------------------------------------------------------------------------------------------------------------
                                      900 N. Cahuenga Blvd. Los Angeles
          AT&T Broadband                           CA 90038                     Cable Service                        160.48
------------------------------------------------------------------------------------------------------------------------------
                                       14400 Hertz Quail Spring Pkwy
              Avaya                       Oklahoma City, OK 73134        Telephone System Maintenance   N/A           79.96
------------------------------------------------------------------------------------------------------------------------------
                                      5084 Benedict Court Oak Park CA        Air Condition/Heating
     Avi's Air Conditioning                  91301 Contact: Avi               Maintenance Services                   435.00
------------------------------------------------------------------------------------------------------------------------------
                                      360 Lexington Ave. 15th Fl. New
      Barton Exterminating                     York, NY 10017               Pest Control Services                    232.75
------------------------------------------------------------------------------------------------------------------------------
                                       301 W. Bay Street Room 12DD1,
                                      Jacksonville, Fla 32202 Contact:
           Bell South                           Judy Arcey                     Telephone System                        0.00
------------------------------------------------------------------------------------------------------------------------------
                                        830 County Road Southhampton,
  Bellringer Communications                        NY 11968                 Fire Alarm (Store #11)     May-01        259.80
------------------------------------------------------------------------------------------------------------------------------
                                        P.O. Box 30272 Tampa FL 33630
      Cartegy (Equifax)                       Contact: Mel Smith                                                       0.00
------------------------------------------------------------------------------------------------------------------------------
   Central Window Cleaning              P.O. Box 106 Commack NY 11725     Window Cleaning Service        N/A         173.60
------------------------------------------------------------------------------------------------------------------------------
                                      17390 Brookhurst Street Fountain
                                       Valley, CA 92708 Contact: Becky                            12/13/1991 last
     Ceridian Tax Service                  Nelson asnd Scott Vollmer        Payroll Tax Service    amended 1/2/02      0.00
------------------------------------------------------------------------------------------------------------------------------
                                        P.O. Box 30272 Tampa FL 33630
    Certegy Check Services                   Contact: Pearl Perry                Check Guard                           0.00
------------------------------------------------------------------------------------------------------------------------------
   Champion Garage Parking                                                         Parking                             0.00
------------------------------------------------------------------------------------------------------------------------------
                                      P.O. Box 60176 Oakwood, S.I. NY
   City Centurion Security                       10306-0716                Guard Service New York                 46,174.92
------------------------------------------------------------------------------------------------------------------------------
City of Los Angeles Dept of Public    PO Box 806, Sacramento, CA 95812    Industrial Waste Disposal
              Works                                 0806                          Fee/Van Nuys                         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     227 King St. South, Waterloo, Ont.
             Clarica                               N2J 4C5                 RRSP Administration Fee   March 1, 2002     0.00
------------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2


         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
         CONTRACT PARTY                       NOTICE ADDRESS                CONTRACT DESCRIPTION  EXTENSION DATE  CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                       944 W. Brevard St. Tallahassee,
     Culligan of Tallahassee           Fla, 32304 Contact: max Ullrich      Water Softner System                      0.00
------------------------------------------------------------------------------------------------------------------------------
                                      101 North Park Street East Orange
          Culligan Water                          NJ 07017                  Bottled Water Service                   160.41
------------------------------------------------------------------------------------------------------------------------------
                                        151 Sheldon Rd., Manchester CT
   Data Capture Solutions Inc.            06040 Contact: Tom Venezia       Warehouse Scanning Guns                    0.00
------------------------------------------------------------------------------------------------------------------------------
     Deer Park Spring Water             P.O. Box 52271 Phoenix AZ 85072     Bottled Water Service                   177.54
------------------------------------------------------------------------------------------------------------------------------
                                      3711 Beverly Blvd. Los Angeles CA
       Dewey Pest Control                           90004                   Pest Control Services                   466.70
------------------------------------------------------------------------------------------------------------------------------
                                      114 Business Circle, Thomasville.
      Dixon Exterminating              GA 31792 Contact Charles Dixon           Exterminator                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #3)     December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                        900 E. Pine Street, Seattle WA
          DMX AEI Music                 98122 Contact Debra Comer-Craft        Music (Store #4)     December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #5)     December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #6)     December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #9)     December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #11)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #12)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #13)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #14)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music Store #16)     December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #17)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #19)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #20)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #22)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #25)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #26)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #29)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 3.2


         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
         CONTRACT PARTY                       NOTICE ADDRESS                CONTRACT DESCRIPTION  EXTENSION DATE  CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #32)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #33)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #34)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #38)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #40)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #41)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #44)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #50)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #64)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #66)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #70)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #75)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #77)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #79)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #80)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #82)    December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #101)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #102)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #113)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                96122 Contact: Debra Comer-Craft        Music (Store #124)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #126)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #145)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA        -
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #155)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Crag         Music (Store #165)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          OMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #175)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------
                                       900 East Pine Street, Seattle WA
          DMX AEI Music                98122 Contact: Debra Comer-Craft        Music (Store #176)   December-99       0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                       LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CONTRACT
                                                                                                        DATE/CONTRACT    CURE
         CONTRACT PARTY                       NOTICE ADDRESS                  CONTRACT DESCRIPTION      EXTENSION DATE  AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                     900 East Pine Street, Seattle WA
         DMX AEI Music               98122 Contact: Debra Comer-Craft          Music (Store #177)          December-99   0.00
------------------------------------------------------------------------------------------------------------------------------
                                     900 East Pine Street, Seattle WA
         DMX AEI Music               98122 Contact: Debra Comer-Craft          Music (Store #182)          December-99   0.00
------------------------------------------------------------------------------------------------------------------------------
                                     900 East Pine Street, Seattle WA
         DMX AEI Music               98122 Contact: Debra Comer-Craft          Music (Store #199)          December-99   0.00
------------------------------------------------------------------------------------------------------------------------------
                                     900 East Pine Street, Seattle WA
         DMX AEI Music               98122 Contact: Debra Comer-Craft          Music (Store #205)          December-99   0.00
------------------------------------------------------------------------------------------------------------------------------
                                     900 E. Pine Street Seattle WA
         DMX AEI Music               98122 Contact: Debra Comer-Craft          Music (Store #21)           December-99   0.00
------------------------------------------------------------------------------------------------------------------------------
                                     900 East Pine Street Seattle WA
         DMX Music/AEI                             98122                    Music Service Provider                   1,601.00
------------------------------------------------------------------------------------------------------------------------------
                                     1625 Riverside Drive Los Angeles     Coffee and Water Dispensing
            Foodcraft                    CA 90031 Contact: Linda               Equipment Rental                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                    PO Box 5100, Stn F, Tor. Ont. M3Y
               IBM                                 2T5                   Service/Maint. (4 printers)  January 29, 2002   0.00
------------------------------------------------------------------------------------------------------------------------------
                                    2929 N. Central Ave. Phoeniz, AZ
        IBM Corporation                 85012 Contact: Ray J. Beye               Maintenance                             0,00
------------------------------------------------------------------------------------------------------------------------------
                                   33 Shalimar Place, Maple, Ont. L6A
          Ines Cacedo                              1T6                        Office Cleaning          January 1, 2002   0.00
------------------------------------------------------------------------------------------------------------------------------
                                      6722 Orangethorpe Ave. Buena
   ITR (Information Technology        Park CA 90622 Contact: Linda
          Resources, Inc.)                        Chase                         IS Consulting                11/1/00     0.00
------------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 4877 Whittler CA 90607
       Jimenez Janitorial                  Contact; Juan Jimenez               Cleaning Service                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                     JVC Cleaning Services P.O. Box
                                      630083 Little Neck, NY 11363
      JVC Cleaning Services                   Contact: Maria                   Cleaning Service                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                     Lanier de Costa Rica , Apartado
                                     Postal 301-1005 Barrio Mexico -
                                        Costa Rica Mr. Jose Antonio       Maintenance of Copiers and
    Lanier De Costa Rica S.A.                     Ramierz                           Faxes                   8/28/1999    0.00
------------------------------------------------------------------------------------------------------------------------------
                                    300 River Valley Road Suite 100
        Methods Workshop                        Atlanta GA                       GSD/Van Nuys                            0.00
------------------------------------------------------------------------------------------------------------------------------
                                   1244 West 9th St. Upland CA 91786
  Nu-Waye Water Conditioning           Contact: Christina Pattison            Dye house/Van Nuys                       568.50
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                       LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CONTRACT
                                                                                                        DATE/CONTRACT    CURE
         CONTRACT PARTY                       NOTICE ADDRESS                  CONTRACT DESCRIPTION      EXTENSION DATE  AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                    3039 Roswell Street Los Angeles
Oliver & Williams Elevator Company   CA 90065 Contact: Stephen Crow          Elevator Maintenance                        0.00
------------------------------------------------------------------------------------------------------------------------------
                                    1401 S. 52nd St Tempe AZ 85281
            Paymentech                  Contact: Christy Houmes              Credit Card Service             Dec-98      0.00
------------------------------------------------------------------------------------------------------------------------------
                                    16118 Sherman Way, Van Nuys CA
            Pinkerton                   91406 Contact Pat Slater               Security/Van Nuys                         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   610 N. Santa Anita Ave.. Arcadia
        Post Alarm Systems           CA 91006 Contact: Tony Garcia          Alarm Monitoring Services                  293.35
------------------------------------------------------------------------------------------------------------------------------
                                  105-6 Shields Court Markham, Ont.,
              Q Data                             L3R 481                   Bar Coding Guns Maintenance   August 1, 2000  0.00
------------------------------------------------------------------------------------------------------------------------------
                                    6953 Canoga Ave. Canoga Park
        Rayne Water System                  California 91303                  Dye house/Van Nuys                         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    644-P Poplar Orange CA 92868
    Retail Cleaning Specialists             Contact: Jse Tomes                 Cleaning Service                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                  44248 Palo Verde St. Lancaster CA
      Robinson Pest Control        93536 Contact: Michael Robinson           Exterminator/Van Nuys                       0.00
------------------------------------------------------------------------------------------------------------------------------
                                   National Account Group DEPT L277
          Security Link                      Columbus OH 43260                 Security Services                       207.20
------------------------------------------------------------------------------------------------------------------------------
                                   129 Central Ave. Pompton Lake NJ
          Selami Bauta                 07442 Contact: Selami Bauta             Cleaning Service                      3,733.20
------------------------------------------------------------------------------------------------------------------------------
                                   Siemens de Costa Rica, Apartado
                                     Postal 10022-1000 San Jose -
      Siemens De Costa Rica        Costa Rica Contact: Rosibel Ulate         Telephone system lease          1/1/1997    0.00
------------------------------------------------------------------------------------------------------------------------------
                                     7661 Densmore Ave. Van Nuys CA
   Sola Security of Los Angeles            91406 Contact: 91406               Alarm system/Van Nuys                  1,956.00
------------------------------------------------------------------------------------------------------------------------------
                                     PO Box 176 Hewlett NY, 11557
             Telcorp                    Contact: Steve Samuels                     Data services            Mar-00 161,557.38
------------------------------------------------------------------------------------------------------------------------------
                                    15720 Ventura BL Ste 421 Encino
         Top Protection                 CA 91436 Contact: Adel Ali            Security Services                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                   2707 W. Temple Street Los Angeles
          United Alarm                           CA 90026                 Alarm Monitoring Services                    120.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                       LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CONTRACT
                                                                                                        DATE/CONTRACT    CURE
         CONTRACT PARTY                       NOTICE ADDRESS                  CONTRACT DESCRIPTION      EXTENSION DATE  AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                     1198 Prospect Ave. Westbury NY
     Waste Management of LI                        11590                   Trash Collection Service                    175.12
------------------------------------------------------------------------------------------------------------------------------
                                     9081 Tujunga Ave. Sun Valley CA
        Waste Management                           91352                         Trash/Van Nuys                          0.00
------------------------------------------------------------------------------------------------------------------------------
                                     265 Broad Hollow Rd. NY 11747
  Wells Fargo Merchant Services         Contact: Charles Caputo               Credit Card Services                       0.00
------------------------------------------------------------------------------------------------------------------------------
                                    2300 N. Branch Ave. PO Box 1762
                                    Altoona, PA 16603-1762 Contact:
        DRENNINGS TRACTOR              Jeff Drenning 814-943-1121               TRACTOR ZJ72380                      2,347.95
------------------------------------------------------------------------------------------------------------------------------
                                   920 Champlain Court, Whitby, Ont.
          BMW Financial                           L1K 6K9                          Car Lease              May 15, 2001   0.00
------------------------------------------------------------------------------------------------------------------------------
                                   P.O. Box 802556 Chicago, IL 60680-
          G.E. CAPITAL                             2556                        FREIGHTLINER TRUCK           Feb-99   2,097.06
------------------------------------------------------------------------------------------------------------------------------
                                   890 Mountain Ave. Murray Hill, NJ
              K-Line                 07974 Contact: Pamela Donovan              Ocean Freight              1-Apr-01      0.00
------------------------------------------------------------------------------------------------------------------------------
                                    15 Ingram Avenue Pittsburgh, PA
           RYDER TRUCK              15205-2023 Contact Sandra Becker         Lease of Truck 328425          10/7/99      0.00
------------------------------------------------------------------------------------------------------------------------------
                                     404 Kettle Street Altoona, PA     Lease of road trailer-T45-2193 T-
              ZORESCO                              16602                    48-1415 (Account #23018)                 1,558.91
------------------------------------------------------------------------------------------------------------------------------
                                            DL Peterson Trust
                                         5924 Collections Drive
        DIL Peterson Trust                  Chicago, IL 60693                 Nissan Altima lease                       34.75
------------------------------------------------------------------------------------------------------------------------------
                                       PO Box 7151 Springfield Ohio      Lease of 2001 Explorer VIN#
        Ford Motor Credit                          45501                       1FMZU73E61ZA03053                         0.00
------------------------------------------------------------------------------------------------------------------------------
                                       PO Box 7151 Springfield Ohio      Lease of 2000 Mercury Sable
        Ford Motor Credit                          45501                    VIN# 1MEFM55S4YA624247           Dec-00      0.00
------------------------------------------------------------------------------------------------------------------------------
                                  17197 N. Laurel Park Drive, Livonia,
                                      Michigan 48152 Contact: Jack
       Ford Motor Credit Co.                     Champagne                      Vehicle Lease               9-May-00     0.00
------------------------------------------------------------------------------------------------------------------------------
                                      PO Box 630071 Dallas TX 75263-     Lease of 2000 Chevrolet Blazer
        Smart Lease by GMAC                        0071                      VIN#1GNDT1BW9Y2107030          Nov-99   1,505.00
------------------------------------------------------------------------------------------------------------------------------
                                      PO Box 630071 Dallas TX 75263-      Lease of GMC Yukon VIN#
        Smart Lease by GMAC                        0071                       1GKEK13T21J198477             Feb-01       0.00
------------------------------------------------------------------------------------------------------------------------------
                                        PO Box 70085 San Antonio TX     Lease of 2000 Toyota Tundra
        Toyota Motor Credit                        78270                   VIN# 5TBRT3417YS113609           Nov-00       0.00
------------------------------------------------------------------------------------------------------------------------------

                                PLAN SCHEDULE 5.6

            LIST OF OFFICERS AND DIRECTORS OF EACH REORGANIZED DEBTOR

                      [TO BE FILED BY EXHIBIT FILING DATE]

                                PLAN SCHEDULE 5.7

            PRINCIPAL TERMS AND CONDITIONS OF EXIT FINANCING FACILITY

                      [TO BE FILED BY EXHIBIT FILING DATE]

                               PLAN SCHEDULE 5.17

                    LIST OF CONTINUED EMPLOYMENT, RETIREMENT,
                       AND INCENTIVE COMPENSATION PROGRAMS

                      [TO BE FILED BY EXHIBIT FILING DATE]

                                PLAN SCHEDULE 7.6

        LIST OF SPECIFIC CAUSES OF ACTION RETAINED BY REORGANIZED DEBTORS


                      [TO BE FILED BY EXHIBIT FILING DATE]

                                  PLAN EXHIBITS


                      [TO BE FILED BY EXHIBIT FILING DATE]


EXHIBIT 1 - AMENDED CERTIFICATES OF INCORPORATION

EXHIBIT 2 - AMENDED BYLAWS

EXHIBIT 3 - REGISTRATION RIGHTS AGREEMENT

EXHIBIT 4 - RIGHTS PLAN